                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                LITTELFUSE, INC.
           ------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

           ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

                                LITTELFUSE, INC.
                           800 EAST NORTHWEST HIGHWAY
                           DES PLAINES, ILLINOIS 60016


                                  ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                  ------------

                                 APRIL 25, 2008

     The 2008 annual meeting of the stockholders of Littelfuse, Inc. (the "Company") will be held at the offices of the Company located at 800 East Northwest Highway, Des Plaines, Illinois, on Friday, April 25, 2008, at 9:00 a.m., local time, for the following purposes as described in the attached Proxy
Statement:

          1. To elect seven directors to serve a term of one year or until their successors are elected;

          2. To approve and ratify the appointment by the Board of Directors of the Company of Ernst & Young LLP as our independent auditors for the fiscal year of the Company ending December 28, 2008;

          3. To approve the Littelfuse, Inc. 2008 Annual Incentive Plan; and

          4. To transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

     Stockholders of record of the Company at the close of business on March 14, 2008 will be entitled to vote at the meeting.

     PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                        (-s- MARY S. MUCHONEY)
                                        Mary S. Muchoney
                                        Secretary

March 26, 2008

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 25, 2008:

       THE PROXY STATEMENT AND THE 2007 ANNUAL REPORT TO STOCKHOLDERS OF
              LITTELFUSE, INC. ARE AVAILABLE AT WWW.PROXYVOTE.COM.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON


                                  ------------

                                 APRIL 25, 2008

     We are furnishing this Proxy Statement to the stockholders of Littelfuse, Inc. in connection with the solicitation by the Board of Directors of Littelfuse, Inc. of proxies to be voted at our annual meeting of stockholders to be held on April 25, 2008. The annual meeting will be held at our offices located at 800 East Northwest Highway, Des Plaines, Illinois, at 9:00 a.m., local time, and at any postponements or adjournments of that meeting.

     When used in this Proxy Statement, the terms "we," "us," "our," "the Company" and "Littelfuse" refer to Littelfuse, Inc.

     Any stockholder giving a proxy will have the right to revoke it at any time prior to the time it is voted. A proxy may be revoked by written notice to us, execution of a subsequent proxy or attendance at the annual meeting and voting in person. Mere attendance at the annual meeting will not automatically revoke the proxy. All shares represented by effective proxies will be voted at the annual meeting or at any adjournment thereof.

     We will bear the cost of soliciting proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone or in person.

     This Proxy Statement and form of proxy are first being mailed to stockholders on or about March 26, 2008. Our 2007 Annual Report to Stockholders, including audited financial statements, is included in this mailing.

     This Proxy Statement and our 2007 Annual Report to Stockholders also are available at www.proxyvote.com.

                           FORWARD-LOOKING INFORMATION

     Statements in this Proxy Statement not based on historical facts are considered "forward-looking" and, accordingly, may involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions and financial performance. These statements are intended to constitute "forward looking" statements in connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. We are providing this cautionary statement to disclose that there are important factors that could cause actual results to differ materially from those anticipated. See our Annual Report on Form 10-K for the year ended December 29, 2007 (the "2007 Form 10-K") filed with the Securities and Exchange Commission (the "SEC") for a list of such factors in Item 1A. Risk Factors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, A VOTE FOR THE APPROVAL AND RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS AS DISCUSSED IN PROPOSAL 2 AND A VOTE FOR THE APPROVAL OF THE 2008 ANNUAL INCENTIVE PLAN AS DISCUSSED IN PROPOSAL 3.

                                     VOTING

     Stockholders of record on the books of the Company at the close of business on March 14, 2008, the record date for the annual meeting, will be entitled to notice of and to vote at the meeting. A list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of at least ten days prior to the meeting at our headquarters located at 800 East Northwest Highway, Des Plaines, Illinois 60016 and at National City Bank

N.A., our transfer agent, at 629 Euclid Avenue, Suite 635, Cleveland, Ohio 44114. On March 14, 2008, we had outstanding 21,672,615 shares of our common stock, par value $.01 per share. Each outstanding share of common stock entitles the holder to one vote on each matter submitted to a vote at the meeting.

     The shares represented by proxies will be voted as directed in the proxies. In the absence of specific direction, the shares represented by proxies will be voted FOR ALL of the nominees for directors, FOR the approval and ratification of the appointment of Ernst & Young LLP as independent auditors, and FOR the approval of the 2008 Annual Incentive Plan. In the event any nominee for director is unable to serve, which is not now contemplated, the shares represented by proxies may be voted for a substitute nominee. If any matters are to be presented at the annual meeting other than the matters referred to in this Proxy Statement, the shares represented by proxies will be voted at the discretion of the named proxies.

     Our bylaws provide that a majority of all of the shares of common stock entitled to vote, whether present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum. To determine whether a specific proposal has received sufficient votes to be passed, for shares deemed present, an abstention will have the same effect as a vote "against" the proposal, while a broker non-vote will not be included in vote totals and will have no effect on the outcome of the vote. The affirmative vote by the holders of a majority of the shares present (whether in person or by proxy) at the meeting will be required for the approval of the ratification of Ernst & Young LLP as independent auditors and the approval of the 2008 Annual Incentive Plan. With respect to the election of directors, the seven nominees who receive the most votes at the meeting will be elected.

                   OWNERSHIP OF LITTELFUSE, INC. COMMON STOCK

     The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 1, 2008, by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, by each director, by each executive officer named in the Summary Compensation Table and by all of our directors and executive officers as a group. Information concerning persons known to us to be beneficial owners of more than 5% of our common stock is based upon the most recently available reports furnished by such persons on Schedule 13G as filed with the SEC. Of the shares reported, none are subject to pledge or lien in a margin account or pursuant to a loan agreement.

                                                          NUMBER OF SHARES OF
                                                                 COMMON
                                                           STOCK BENEFICIALLY
                                                                OWNED(1)
                                                          -------------------
                                                            SHARES    PERCENT
                                                          ---------   -------
Ariel Capital Management, Inc.(2).......................  2,326,010     10.7%
  200 E. Randolph Drive, Suite 2900
  Chicago, Illinois 60601
Columbia Wanger Asset Management, L.P.(3)...............  1,894,000      8.7%
  227 West Monroe Street, Suite 3000
  Chicago, IL 60606
Barrow, Hanley, Mewhinney & Strauss, Inc.(4)............  1,450,310      6.6%
  2200 Ross Avenue 31st Floor
  Dallas, TX 75201
Barclays Global Investors, NA(5)........................  1,295,214      5.9%
  45 Fremont Street
  San Francisco, CA 94105
T.J. Chung(6)...........................................      1,806        *
John P. Driscoll(7).....................................     45,053        *
Anthony Grillo(8).......................................     84,183        *
John E. Major(9)........................................     31,145        *
William P. Noglows......................................      1,949        *
Ronald L. Schubel(10)...................................     29,577        *
Gordon Hunter(11).......................................    145,296        *
Philip G. Franklin......................................    161,000        *
David R. Samyn..........................................     44,900        *
David W. Heinzmann......................................     60,498        *
Dal Ferbert.............................................     99,131        *
All current directors and executive officers as a group
  (15 persons)..........................................    776,843      3.6%


--------

  *     Indicates ownership of less than 1% of common stock.

    (1) The number of shares of common stock beneficially owned and percentage ownership are based on our outstanding common stock as of March 1, 2008, adjusted as required by rules promulgated by the SEC. Beneficial ownership is determined in accordance with the rules of the SEC and includes sole or shared voting or investment power with respect to such shares. All outstanding securities exercisable for or convertible into our common stock either currently or within 60 days after March 1, 2008 are deemed to be outstanding and to be beneficially owned by the person holding such securities for the purpose of computing the number of shares of common stock beneficially owned and the percentage ownership of that person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to the table, based on information provided by the persons named in the table, such persons have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

    (2) As reported in Amendment No. 15 to its Schedule 13G filed with the Securities and Exchange Commission on February 13, 2008, 2,326,010 shares represent the total number of shares beneficially owned by Ariel Capital Management, Inc. ("Ariel"). Ariel has the shared power to vote with respect to 1,049,460 shares and shared power to dispose of 2,326,010 shares. Ariel's adviser clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, all securities beneficially owned by Ariel.

    (3) As reported in Amendment No. 2 to its Schedule 13G filed with the Securities and Exchange Commission on January 28, 2008, 1,894,000 shares represent the total number of shares beneficially owned by Columbia Wanger Asset Management, L.P. ("Columbia Wanger"). The shares reported include the shares held by Columbia Acorn Trust ("CAT"), a Massachusetts business trust that is advised by Columbia Wanger. CAT holds 7.20% of our shares of common stock. These entities have the sole power to vote with respect to 1,794,000 shares and sole power to dispose of 1,894,000 shares.

    (4) As reported in its Schedule 13G filed with the Securities and Exchange Commission on February 13, 2008, 1,450,310 shares represent the total number of shares beneficially owned by Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow"). Barrow has the sole power to vote with respect to 636,310 shares, shared power to vote with respect to 814,000 shares and sole power to dispose of 1,450,310 shares. Barrow's adviser clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, all securities beneficially owned by Barrow.

    (5) As reported in its Schedule 13G filed with the Securities and Exchange Commission on February 5, 2008, 1,295,214 shares represent the total number of shares beneficially owned by Barclays Global Investors, NA ("BGI"), Barclays Global Fund Advisors ("BGFA") and Barclays Global Investors, Ltd ("BGIL"). These entities have the sole power to vote with respect to 1,024,722 shares and sole power to dispose of 1,295,214 shares. The total number of shares beneficially owned by BGI is 613,251, over which BGI exercises sole voting control over 551,771 shares and the power of disposition with respect to 613,251 shares. The total number of shares beneficially owned by BGFA is 659,103, over which BGFA exercises sole voting control over 472,951 shares and the power of disposition with respect to 659,103 shares. The total number of shares beneficially owned by BGIL is 22,860, over which BGIL exercises no sole voting control and the power of disposition with respect to 22,860 shares.

    (6) Includes 1,806 shares held by the trustee of the Littelfuse, Inc. Deferred Compensation Plan for Non-employee Directors (the "Non-employee Directors Plan") for the benefit of Mr. Chung.

    (7) Includes 17,104 shares held by the trustee of the Non-employee Directors Plan for the benefit of Mr. Driscoll.

    (8) Includes 20,434 shares held by the trustee of the Non-employee Directors Plan for the benefit of Mr. Grillo.

    (9) Includes 19,196 shares held by the trustee of the Non-employee Directors Plan for the benefit of Mr. Major.

   (10) Includes 11,628 shares held by the trustee of the Non-employee Directors Plan for the benefit of Mr. Schubel.

   (11) Includes 3,276 shares held by the trustee of the Non-employee Directors Plan for the benefit of Mr. Hunter. Mr. Hunter participated in the Non-employee Directors Plan while serving as a non-employee director before becoming an executive officer of the Company.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires our executive officers, directors and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. We believe that during the fiscal year ended December 29, 2007, our executive officers and directors complied with all Section 16(a) filing requirements. In making these statements, we have relied upon the written representations of our executive officers and directors.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     We are asking our stockholders to elect seven directors at the annual meeting to serve terms of one year or until their respective successors have been elected. The nominees for director, all of whom are now serving as directors, are listed below together with certain biographical information as of March 14, 2008. Except as otherwise indicated, each nominee for director has been engaged in his present principal occupation for at least the past five years.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE NOMINEES LISTED BELOW AS DIRECTORS.

     John P. Driscoll, age 72, has been a director of Littelfuse since February 1998. Mr. Driscoll has been President of Jack Driscoll Enterprises, Inc., a management consulting firm, since 1998. In June of 1998, Mr. Driscoll retired as Executive Vice President of Murata Electronics North America, Inc. where he was responsible for corporate policy and strategy and oversaw government and industry relations. Mr. Driscoll joined Murata Electronics in 1979 as Vice President of Marketing and Sales, was appointed Senior Vice President Marketing and Sales in 1985 and assumed the position of Executive Vice President in 1995. Mr. Driscoll is a former Vice President of the Components Group of the Electronic Industry Alliance, and a twenty-year member of its Board of Governors. He was also affiliated with the Electronics Component and Technology Conference and the Japan American Society. Mr. Driscoll has been determined by the Board to be "independent" under the listing standards of the Nasdaq Global Select Market ("NASDAQ") on which our common stock is listed.

     Anthony Grillo, age 52, has been a director of Littelfuse since December 1991. Mr. Grillo is the founder and Chief Executive Officer of American Securities Advisors, LLC, an advisory and investment firm established in 2005. From 2001 through 2004, Mr. Grillo was a Senior Managing Director of Evercore Partners, Inc., where he founded the restructuring practice for the firm. From 1999 through 2001, Mr. Grillo was a Senior Managing Director of Joseph Littlejohn & Levy, Inc., a private equity firm. From 1991 through 1999, Mr. Grillo was a Senior Managing Director of the Blackstone Group L.P., an investment banking firm. During those years, Mr. Grillo was the co-founder of Blackstone's Restructuring and Reorganization Group, Chief Operating Officer of the firm's mergers and acquisition practice and a member of its Investment Committee. Mr. Grillo is on the Board of Silicon Graphics, Inc. and serves as the Chairman of its Compensation Committee. Mr. Grillo has been determined by the Board to be "independent" under NASDAQ listing standards.

     Gordon Hunter, age 56, has been a director of Littelfuse since June 2002 and became our Chairman of the Board, President and Chief Executive Officer in January 2005. Mr. Hunter became our Chief Operating Officer in November 2003. Prior to joining Littelfuse, Mr. Hunter was Vice President, Intel Communications Group, and General Manager, Optical Products Group. Mr. Hunter was responsible for managing Intel's access and optical communications business segments within the Intel Communications Group. Prior to joining Intel in February 2002, he served as President of Elo TouchSystems, a subsidiary of Raychem Corporation. Mr. Hunter also served in a variety of positions during a 20-year career at Raychem Corporation, including Vice President of Commercial Electronics and a variety of sales, marketing, engineering and management positions. Mr. Hunter currently serves on the Council of Advisors of Shure Incorporated.

     John E. Major, age 62, has been a director of Littelfuse since December 1991. Mr. Major has been President of MTSG, a strategic consulting and investments company, since 2003. From 2000 through 2003 he was Chairman and CEO of Novatel Wireless Inc., which provides wireless data access solutions for PDAs and notebook PCs. From 1998 through 1999, Mr. Major was Chief Executive Officer of Wireless Knowledge, a QUALCOMM and Microsoft joint venture. Before joining Wireless Knowledge in 1998, Mr. Major served as Corporate Executive Vice President of QUALCOMM, Inc. and President of its Wireless Infrastructure Division. Prior to joining QUALCOMM in 1996, Mr. Major served as Senior Vice President and Staff Chief Technical Officer at Motorola, Inc. Mr. Major serves on the Board of Directors of Verilink Corporation,

Broadcom Corporation and Lennox International Inc., all reporting companies under the Exchange Act. Mr. Major has been determined by the Board to be "independent" under NASDAQ listing standards.

     William P. Noglows, age 50, has been a director of Littelfuse since February 2007. Mr. Noglows is Chairman, President and Chief Executive Officer of Cabot Microelectronics Corporation, a leading worldwide supplier of consumable products used in the semiconductor manufacturing process. Mr. Nogolows assumed his current position at Cabot Microelectronics Corporation in 2003. Prior to that, he was an Executive Vice President and General Manager at Cabot Corporation. In this position, Mr. Noglows was responsible for running the $1.2 billion core particle business, which included operations in North and South America, Europe and Asia. Mr. Noglows was a primary founder of Cabot Microelectronics, which has been a fully independent, publicly-traded entity since 2000. He received a bachelor's degree in chemical engineering from the Georgia Institute of Technology. Mr. Noglows has been determined by the Board to be "independent" under NASDAQ listing standards.

     Ronald L. Schubel, age 64, has been a director of Littelfuse since June 2002. Mr. Schubel is Corporate Executive Vice President and President of the Americas Region for Molex Incorporated, a global manufacturer of interconnect systems. He began his career with Molex in 1981, spending four years in Singapore as President of the Far East South Region. Prior to joining Molex, Mr. Schubel worked for General Motors for 15 years. His last position with General Motors was Director of Operations for the Packard Electronics Division. Mr. Schubel has been determined by the Board to be "independent" under NASDAQ listing standards.

     Tzau-Jin (T.J.) Chung, age 45, has been a director of Littelfuse since July 2007. Mr. Chung is President and CEO of Navman Wireless, a market leader in fleet management solutions and GPS technologies. Mr. Chung assumed his position in early 2007 upon the acquisition of Navman Wireless from the New Technologies Division of Brunswick Corporation. Previously, Mr. Chung served as President of the New Technologies Division of Brunswick Corporation from 2002 to 2007. Prior to that, he served as Vice President -- Strategy of Brunswick Corporation, where he was responsible for corporate-wide strategic planning, mergers and acquisition and information technology. Mr. Chung earned his bachelor's degree in science, electrical and computer engineering from the University of Texas -- Austin. He also holds a Master of Science degree in computer science from North Carolina State University and a Master of Business Administration degree from the Fuqua School of Business at Duke University. Mr. Chung has been determined by the Board to be "independent" under NASDAQ listing standards.

        INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

COMPENSATION OF DIRECTORS

     Directors who are not our employees are paid an annual director's fee of $40,000, $1,500 for each of the four regularly scheduled Board meetings attended and $1,000 for attendance at any special teleconference Board or Committee meetings, plus reimbursement of reasonable expenses relating to attendance at meetings. Our Lead Director is paid an additional $7,500 annually; the Chairman of the Audit Committee is paid an additional $10,000 annually; the Chairman of the Compensation Committee is paid an additional $10,000 annually; the Chairman of the Nominating and Governance Committee is paid an additional $5,000 annually; and the Chairman of the Technology Committee is paid an additional $5,000 annually. No fees are paid to directors who are also our full-time employees.

     Under the Littelfuse, Inc. Deferred Compensation Plan for Non-employee Directors, a non-employee director, at his election, may defer receipt of his director's fees. Such deferred fees are used to purchase shares of our common stock, and such shares and any distributions on those shares are deposited with a third party trustee for the benefit of the director until the director ceases to be a director of Littelfuse. All non-employee directors have elected to be compensated in common stock under the Littelfuse, Inc. Deferred Compensation Plan for Non-employee Directors (the "Non-employee Directors Plan"), except for Mr. Noglows.

     On April 27, 2007, the stockholders approved the Littelfuse, Inc. Amended and Restated Outside Directors' Equity Plan (the "Outside Directors' Plan"). The Outside Directors' Plan provides for an annual grant of stock options and restricted stock units with an estimated value of $90,000. The stock options and restricted stock units vest ratably over three years. The stock options have an exercise price equal to the fair market value of our common stock on the date of grant and have a seven year term. The restricted stock units entitle the director to receive one share of common stock per unit upon vesting. Accordingly, on April 27, 2007, Messrs. Driscoll, Grillo, Major, Noglows and Schubel were each granted an option to purchase 1,971 shares of common stock and 1,456 restricted stock units.

     Prior to the adoption of the Outside Directors' Plan at the 2007 Annual Meeting, its predecessor plan, the Littelfuse, Inc. Outside Directors' Stock Option Plan provided for a grant at each annual meeting of the Board of Directors to each non-employee director of non-qualified stock options to purchase 5,000 shares of our common stock at an exercise price equal to the fair market value on the date of grant.

     The following table sets forth compensation paid to all persons who were non-employee directors at any time during 2007:

DIRECTOR COMPENSATION TABLE

                                                                              CHANGE
                                                                            IN PENSION
                                                                             VALUE AND
                               FEES                                        NONQUALIFIED
                              EARNED                        NON-EQUITY       DEFERRED
                             OR PAID    STOCK    OPTION   INCENTIVE PLAN   COMPENSATION     ALL OTHER
                             IN CASH   AWARDS    AWARDS    COMPENSATION      EARNINGS     COMPENSATION    TOTAL
NAME                          ($)(1)   ($)(2)    ($)(3)         ($)             ($)            ($)         ($)
----                         -------   ------   -------   --------------   ------------   ------------   -------
T.J. Chung................    45,000       --        --         --              --             --         45,000
John P. Driscoll..........    64,251   13,331    66,206         --              --             --        143,788
Anthony Grillo............    69,000   13,331    66,206         --              --             --        148,537
Bruce A. Karsh(4).........    25,500       --   118,119         --              --             --        143,619
John E. Major.............    68,499   13,331    66,206         --              --             --        148,036
William P. Noglows........    48,501   13,331     6,775         --              --             --         68,607
Ronald L. Schubel.........    66,000   13,331    67,441         --              --             --        146,772


--------

   (1) All non-employee directors have elected to receive their compensation in the form of shares of common stock for which receipt is deferred under the Non-employee Directors Plan, except for Mr. Noglows.

   (2) The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 29, 2007, in accordance with Statement of Financial Accounting Standard No. 123(R), "Share-Based Compensation" ("SFAS 123R") of restricted stock unit awards under the Outside Directors' Plan. Assumptions used in the calculation of these amounts are described in Footnote 12 to our audited financial statements for the fiscal year ended December 29, 2007 included in our Annual Report on Form 10-K filed with the SEC on February 27, 2008. The full grant date fair value of each restricted stock unit awarded in 2007, determined in accordance with SFAS 123R, based on the assumptions discussed under the Summary Compensation Table below, without regard to when the award was recognized for financial reporting purposes, is equal to $41.22. As of December 29, 2007, the aggregate number of shares underlying restricted stock unit awards outstanding for each of Messrs. Driscoll, Grillo, Major, Noglows and Schubel was 1,456 shares.

   (3) The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 29, 2007, in accordance with SFAS 123R of option awards under the Former Directors Plan, the Stock Plan for New Directors of Littelfuse, Inc. (the predecessor plan to the Former Directors Plan) and the 1993 Stock Plan for Employees and Directors of Littelfuse, Inc. and thus include amounts from awards granted in and prior to 2007. Assumptions used in the calculation of these amounts are described in Footnote 12 to our audited financial statements for the fiscal year ended December 29, 2007 included in our Annual Report on Form 10-K filed with the SEC on February 27, 2008. The full grant date fair value of each option awarded in 2007, determined in accordance with SFAS 123R, based on the assumptions discussed under the Summary Compensation Table below, without regard to when the award was recognized for financial reporting purposes, is equal to $15.22. As of December 29, 2007, the aggregate number of shares underlying option awards outstanding was as follows:

       Mr. Driscoll, 36,971 shares; Mr. Grillo, 60,531 shares; Mr. Karsh, 10,000 shares; Mr. Major, 20,971 shares; Mr. Noglows 1,971 shares; and Mr. Schubel, 26,971 shares.

   (4) Mr. Karsh left the Board of Directors at the expiration of his term on April 27, 2007.

ATTENDANCE AT MEETINGS

     The Board of Directors held six meetings during fiscal year 2007. All of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served. It is our policy that all of the directors attend our annual meeting of stockholders.

     Independent members of our Board of Directors meet in executive session without management present at least two times per year. Stockholders wishing to communicate directly with the Board or individual directors should communicate in writing to our Corporate Secretary at our principal executive offices. Our Corporate Secretary will in turn promptly forward such communication to the directors.

AUDIT COMMITTEE

     It is the responsibility of the Audit Committee to, among other things, (1) retain the independent auditors to audit the financial statements of the Company and its consolidated subsidiaries, (2) review the scope of the audit plan, (3) discuss with the auditors the results of our annual audit and any related matters, (4) pre-approve all audit services, (5) pre-approve all permissible non-audit services to be performed by our auditors, and (6) review transactions posing a potential conflict of interest between us and our directors, officers and affiliates. A copy of the Audit Committee Charter is available on our website at www.littelfuse.com. The Audit Committee met 11 times in 2007. Members of the Audit Committee are Anthony Grillo, the Chairman of the Committee, John
E. Major and Ronald L. Schubel, each of whom has been deemed by the Board to be "independent" and meet the enhanced requirements for audit committee members under the NASDAQ listing standards and the rules and regulations of the SEC. The Board of Directors has determined that Anthony Grillo is an "audit committee financial expert" based on his experience as a certified public accountant, investment banker and private equity investor.

NOMINATING AND GOVERNANCE COMMITTEE

     It is the responsibility of the Nominating and Governance Committee to identify individuals qualified to serve on our Board of Directors and to recommend those individuals the Board should nominate for election at our annual meeting of stockholders. The Nominating and Governance Committee will consider nominees for the Board of Directors recommended by stockholders, using the same evaluation process as for any other candidate. Recommendations should be submitted to the Corporate Secretary at our principal executive offices. The Board of Directors has adopted a charter for the Nominating and Governance Committee. A copy of that charter is available on our website at www.littelfuse.com. The Nominating and Governance Committee met one time during 2007. The Nominating and Governance Committee reviewed the performance of all of the current members of the Board of Directors and determined and recommended to the Board that all of the current directors should be nominated for re-election. In making this recommendation, consideration was given to matters such as attendance at meetings, preparation for meetings, input at meetings, interaction with other Board members, and other tangible or intangible benefits their service as directors brought to us. No other candidates were recommended or evaluated. Members of the Nominating and Governance Committee are Ronald L. Schubel, the Chairman of the Committee, John P. Driscoll and William P. Noglows, each of whom has been deemed by the Board to be independent under NASDAQ listing standards.

  Director Qualification Standards

     The Nominating and Governance Committee, in considering a person for a nominee as a director, takes into consideration such factors as it deems appropriate, including the following:

     - Experience as an executive or director of a publicly-traded company;

     - Familiarity with our business and our industry;

     - Availability to actively participate in meetings of the Board of Directors and attend the annual meeting of stockholders;

     - Knowledge and experience in the preparation or evaluation of financial statements;

     - Diversity;

     - Satisfaction of the criteria for independence established by the SEC and NASDAQ listing standards, as they may be amended from time to time; and

     - Ability to interact in a productive manner with the other members of the Board of Directors.

  Policy and Procedures with Respect to Related Person Transactions

     In February 2007, the Board of Directors adopted the Littelfuse, Inc. Policy on Related Person Transactions. This written policy provides that the Nominating and Governance Committee will review and approve Related Person Transactions (as defined below). The Chair of the Nominating and Governance Committee has been delegated the authority to act between Committee meetings.

     The policy defines a "Related Person Transaction" as a transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which the Company (including any of our subsidiaries) was, is or will be a participant, the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect interest.

     "Related Person" is defined as: (1) any person who is, or at any time since the beginning of our last fiscal year was, a director, executive officer, or a nominee to become a director of Littelfuse; (2) any person who is known to be the beneficial owner of more than 5% of any class of our voting securities; (3) any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee, or more than 5% beneficial owner; (4) any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee, or more than 5% beneficial owner; (5) any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest; and (6) any charitable or non-profit organization in which any of the foregoing persons is actively involved in fundraising or otherwise serves as a director, trustee or in a similar capacity.

     Our Vice President, Human Resources and General Counsel assesses for purposes of the policy whether a proposed transaction is a Related Person Transaction and must be approved by the Nominating and Governance Committee.

     The approval procedures in the policy identify the factors the Nominating and Governance Committee will consider in evaluating whether to approve or ratify Related Person Transactions or material amendments to previously approved Related Person Transactions. The Nominating and Governance Committee will consider all of the relevant facts and circumstances available to the Nominating and Governance Committee, including (if applicable) but not limited to: (1) the benefits to the Company; (2) the impact on a director's independence in the event the Related Person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer;
(3) the availability of other sources for comparable products or services; (4) the terms of the transaction; and (5) the terms available to unrelated third parties or to employees generally. The Nominating and Governance Committee will approve only those Related Person Transactions that are in, or are not inconsistent with, our best interests and the best interests of our stockholders, as the Nominating and Governance Committee determines in good faith. We did not enter into any Related Person Transactions in 2007.

COMPENSATION COMMITTEE

     The Compensation Committee's charter is posted on our website, at www.littelfuse.com. The Compensation Committee is charged in the charter with the authority to review our compensation practices and policies, review and recommend to the Board for its consideration and determination the compensation for the Chief Executive Officer and the other executive officers, evaluate Chief Executive Officer performance, and annually review and report on our compensation discussion and analysis and recommend its inclusion in our Form 10-K and Proxy Statement. The Compensation Committee held five meetings in 2007. The members of the Compensation Committee are John P. Driscoll, the Chairman of the Committee, and William P. Noglows, each of whom has been deemed by the Board to be independent under NASDAQ listing standards. See the "COMPENSATION COMMITTEE REPORT" below.

  Processes and Procedures

     The Compensation Committee focuses on good governance practices and procedures in its operation. In 2007, this included:

     - considering compensation for the Named Executive Officers (as defined below) in the context of all of the components of total compensation;

     - requiring several meetings to discuss important decisions;

     - reviewing compensation for the Named Executive Officers including all components of total compensation packages;

     - receiving meeting materials several days in advance of meetings;

     - conducting executive sessions with Committee members only; and

     - obtaining professional advice from outside compensation consultants engaged directly by the Committee that enabled the Committee to make decisions in the Company's best interests, and having direct access to the outside compensation consultant.

  Delegation of Authority

     The Compensation Committee charter does not provide authority to the Committee to delegate its role and responsibilities to any other persons.

  Role of Executive Officers

     A discussion of the role of management in determining compensation levels can be found in this Proxy Statement under "COMPENSATION DISCUSSION AND ANALYSIS."

  Role of Compensation Consultants

     The Compensation Committee engaged both Towers Perrin and Compensation Strategies, Inc. during 2007 to assist it with compiling a comprehensive analysis of market data and analyzing its implications for executive compensation at the Company, as well as various other executive compensation issues. The Committee had engaged Towers Perrin in 2006 to assist in a comprehensive review of the Company's compensation process and provide information and analysis to set compensation levels of the executives to be competitive with peer companies. Towers Perrin remained as a consultant for the Committee to assist it with 2007 equity compensation determinations in April and May and with providing a plan to restructure director compensation. Compensation Strategies was engaged by the Committee in August 2007 and was instructed to work with management to obtain the necessary information for the following: (1) to undertake a competitive review of executive compensation levels for 2008; (2) to review the Company's long-term incentive program; (3) to review the benefit programs available to executives versus the competitive market; and (4) to review the executive compensation philosophy. Compensation Strategies presented the findings to the Committee for its consideration in October 2007 and January 2008.

TECHNOLOGY COMMITTEE

     It is the responsibility of the Technology Committee to review our research and development activities and ensure we maximize the use of technology throughout the organization. The Technology Committee met four times in 2007. Members of the Technology Committee are John E. Major, Ronald L. Schubel, T.J. Chung and Gordon Hunter, the Chairman of the Committee.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     William P. Noglows and John P. Driscoll served on the Compensation Committee during fiscal 2007. None of our executive officers served as a member of the compensation committee, or a board of directors performing equivalent functions, of any entity that had one or more of its executive officers serving as a member of our Compensation Committee.

                             EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other filings with the SEC, including this Proxy Statement, in whole or in part, the following Compensation Committee Report shall not be deemed to be incorporated by reference into any such filings.

                          COMPENSATION COMMITTEE REPORT

To the Board of Directors of Littelfuse, Inc.:

     We have reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement.

     Based on the review and discussion referred to above, we recommend to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in this Proxy Statement and in our Annual Report on Form 10-K for the year ended December 29, 2007.

                                        COMPENSATION COMMITTEE:

                                        John P. Driscoll (Chairman)
                                        William P. Noglows

                      COMPENSATION DISCUSSION AND ANALYSIS

     This section provides information regarding the compensation and benefit programs in place for our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers (collectively, the "Named Executive Officers" or "NEOs") for 2007:

          1. Mr. Gordon Hunter, Chairman of the Board, President and Chief Executive Officer, has four years of service with Littelfuse.

          2. Mr. Philip G. Franklin, Vice President, Operations Support and Chief Financial Officer, has nine years of service with Littelfuse.

          3. Mr. David R. Samyn, Vice President and General Manager of our Electronics Business Unit, has five years of service with Littelfuse.

          4. Mr. David W. Heinzmann, Vice President of Global Operations, has 23 years of service with Littelfuse.

          5. Mr. Dal Ferbert, Vice President and General Manager of our Electrical Business Unit, has 31 years of service with Littelfuse.

TOTAL REWARDS PHILOSOPHY

     The Compensation Committee of our Board of Directors (the "Committee") is responsible for guiding and overseeing the formulation and application of the compensation and benefit programs for our NEOs. Our Total Rewards Philosophy for executive compensation is designed to drive performance in the form of global business growth and success by fully leveraging our investment in our human capital and to create stockholder value. To achieve our goals, we must attract and retain individuals with the appropriate expertise and leadership ability, and we must motivate and reward them to build long-term stockholder value.

     The Compensation Committee has worked with our management and the Committee's compensation consultants to design compensation programs with the following primary objectives:

     - Attract, retain and motivate highly qualified executives;

     - Reward executives based upon our financial performance at levels competitive with peer companies; and

     - Align a significant portion of the executive compensation with driving our performance and stockholder value in the form of performance-based executive bonuses and long-term incentives.

     The design of our specific programs is based on the following guiding principles:

  Performance

     We believe that the best way to accomplish alignment of compensation with the interests of our stockholders is to link a significant portion of total compensation directly to meeting and exceeding individual, business unit and overall Company performance goals. When performance exceeds expectations, total pay levels are expected to be above the competitive median. When performance falls below expectations, total pay levels are expected to be below competitive levels.

  Competitiveness

     Compensation and benefit programs are designed to be competitive with those provided by companies with whom we compete for talent. Generally, we believe that our total compensation programs are considered competitive when they are at median levels as measured against the total compensation programs of competitor companies. Benefit programs are designed to provide competitive levels of protection and financial security but are not based on performance.

  Cost

     Compensation and benefit programs are designed to be cost effective and affordable, ensuring that the interests of our stockholders are considered.

  The Annual Compensation Process

     The Committee reviews the industry data and performance results presented by its compensation consultants in determining the appropriate aggregate and individual compensation levels for the performance year. In conducting its review, the Committee considers quantitative performance results, the overall need of the organization to attract, retain and motivate the executive team, and the total cost of compensation programs. The Committee also reviews information showing the executive's total target and actual compensation during the year. The amount of compensation already realized or potentially realizable, however, does not directly impact the level at which future pay opportunities may be set.

     Starting in 2006, the Committee established a process of reviewing base salaries in the fall, with any changes to be effective February 1 of the following year. This process aligns annual executive salary adjustments with those for the rest of our employees. The benefits payable under the Annual Incentive Plan for the preceding year and the terms of the program for the current year generally are established in February or March of each year. Stock options and performance share/unit awards have traditionally been granted in April or May of each year at the regularly scheduled meetings of the Compensation Committee and the full Board held in connection with our Annual Meeting of Stockholders. Beginning in 2008, however, performance share/unit awards will be made before the end of March so that they may qualify for performance-based compensation under Section 162(m) of the Internal Revenue Code. Stock options and restricted stock (please see discussion below in the subsection entitled "-- Equity Compensation") will be granted around the Annual Meeting. Since we establish the meeting schedule and agenda for these grants well in advance, there is no opportunity for manipulation of exercise prices on option grants if we are in possession of non-public information at the time of the meetings. Approval of grants for any newly-hired or promoted executives during the course of the year generally occur at the Compensation Committee meeting immediately following the hiring or promotion.

  Competitive Analysis

     Competitive compensation levels for our Chief Executive Officer and other NEOs are established through the use of data obtained from nationally-recognized consulting firms. These analyses include base salary, annual incentive opportunities and long-term incentive opportunities for comparable revenue-sized manufacturing companies in general industry, as well as companies in our specific electronics components sector. From 2005 to the present, the Committee has engaged external compensation consulting firms for advice with respect to executive compensation matters and assistance in gathering and evaluating the industry data. In addition, to gain further insight into pay practices for NEOs among other electronics companies, in 2005, we adopted an industry reference group as a secondary source to evaluate compensation levels. These companies are not necessarily comparable in terms of revenues or size, and the data is used for informational purposes only. Our NEO salaries are not targeted against the median value of our secondary reference group, but rather we use the information to determine whether there are any industry specific trends in compensation in this group. Companies included in the reference group are set forth below:

COMPANY                                                        TICKER SYMBOL
-------                                                        -------------
Actuant Corporation..........................................       ATU
Altera Corporation...........................................       ALTR
Franklin Electric Company Inc. ..............................       FELE
Linear Technology Corporation................................       LLTC
Molex Inc. ..................................................       MOLX
ON Semiconductor Corporation.................................       ONNN
Plexus Corporation...........................................       PLXS
Technitrol Inc. .............................................       TNL
Xilinx Inc. .................................................       XLNX


     The compensation for our NEOs is generally based on the 50(th) percentile of the general industry data specific to each position on a total compensation basis. In some instances, however, we provide compensation above or below the 50(th) percentile for a particular element and/or for a particular position, based on internal factors, including the executive's operating responsibilities, management level, possible differences in compensation standards in the electronics industry, and tenure and performance in the position.

  Allocation Between Cash and Non-Cash Compensation and Current and Long-Term Compensation

     We believe that both cash components and non-cash components are appropriate mechanisms for delivering compensation. Cash compensation is used as current compensation (i.e., base salary and annual incentive awards), while non-cash compensation (i.e., stock options and performance shares/units) is generally used for long-term compensation. The allocation between cash and non-cash compensation is an outcome of our targeted competitiveness for individual program elements, including salary, annual incentive compensation and long-term incentive grants, and our practice with respect to allocating between the different types of long-term incentive grants, such as performance shares/units and stock options. The mix of compensation ultimately realized by the executives is determined by a combination of individual, team and Company-wide performance over time.

     The allocation between current and long-term compensation is based primarily on competitive market practices relative to base salaries, annual incentive awards and long-term incentive values, as opposed to a targeted allocation between current and long-term pay. We also consider certain internal factors that may cause us to target a particular element of an executive's compensation differently. These internal factors may include the executive's operating responsibilities, management level and tenure and performance in the position. We consider the total compensation to be delivered to individual executives, and as such exercise discretion in determining the portion allocated to annual and long-term incentive opportunity. We believe that this "total compensation" approach provides the ability to align pay decisions with the short and long-term needs of the business. It also allows for the flexibility needed to recognize differences in performance by providing differentiated pay.

  Management's Role

     The key elements of management's role in determining compensation levels for the NEOs are as follows:

     - Develop performance measures: Identify appropriate performance measures and recommend performance targets that are used to determine annual and long-term awards.

     - Compile competitive market data: Management participates in and obtains compensation surveys through reputable third party firms that we use to gather data on base salary, annual cash and long-term performance awards.

     - Develop compensation recommendations: Based on the compensation survey data and publicly disclosed compensation information, our Chief Executive Officer and our Vice President, Human Resources and General Counsel prepare recommendations for the NEOs (other than the Chief Executive Officer himself) and present these recommendations to the Committee.

     - Chief Executive Officer compensation: After being provided the foregoing information with respect to the Chief Executive Officer, the Committee determines his compensation package and recommends it to the Board for approval by independent members of the Board during executive session.

  The Independent Consultant

     The Committee has the authority under its charter to engage the services of outside advisors to assist in carrying out its duties. Under this authority, the Committee engaged Towers Perrin to provide advice on equity compensation determinations in 2007 and to restructure compensation for the Board of Directors. In August 2007, the Committee retained Compensation Strategies, Inc. to assist in the structuring of executive compensation for 2008. Neither Towers Perrin nor Compensation Strategies provides any other services to us.

  Impact of Accounting and Tax Issues on Executive Compensation

     In setting individual executive's compensation levels, we do not explicitly consider accounting and tax issues. To maintain flexibility in compensating our key executives, we do not have a stated policy that all compensation must be deductible. The Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with our other compensation goals. However, the Committee and the Board do analyze the overall expense arising from aggregate executive compensation levels and awards and the components of our pay programs. Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to our Chief Executive Officer and certain of our other most highly compensated executive officers. Compensation that qualifies as "performance-based compensation" under Section 162(m), including compensation pursuant to plans or arrangements approved by our stockholders, is not subject to the deduction limit. The Littelfuse, Inc. Equity Incentive Compensation Plan (the "Equity Plan") has been approved by our stockholders; as a result, stock option and performance share/unit awards under this plan may qualify for a performance-based deduction and may not be subject to the deductibility limit imposed by Section 162(m) of the Internal Revenue Code. Current awards under our Annual Incentive Plan are not eligible to be deducted pursuant to Section 162(m) of the Internal Revenue Code. This is one reason that we are submitting our new 2008 Annual Incentive Plan for stockholder approval at the 2008 annual meeting. Please see Proposal No. 3 -- "Approval of the Littelfuse Annual Incentive Plan."

  Employment Contracts

     As of December 31, 2007, we entered into an amended and restated employment agreement with Mr. Gordon Hunter, our Chairman of the Board, President and Chief Executive Officer, which replaced his employment agreement dated as of May 1, 2006. The employment agreement was amended and restated in order to comply with the requirements of Section 409A of the Internal Revenue Code and accompanying regulations. The term of the employment agreement runs until death, disability, or such time as terminated by us or Mr. Hunter. We may terminate Mr. Hunter's employment at will or upon 60 days notice subject to certain payments as further discussed below in the section entitled, "Gordon Hunter's Employment Agreement Post-Employment Provisions." The employment agreement requires us to provide Mr. Hunter with a base salary of at least $525,000 per year, provisions for a home office, an automobile, and up to $15,000 in annual financial planning and tax counseling services. The employment agreement also contains non-disclosure, non-competition, non-solicitation and non-hire provisions for Mr. Hunter upon cessation of his employment with us. The foregoing description of the terms of the employment agreement is qualified in its entirety by reference to the employment agreement as set forth on Exhibit 10.1 to our Annual Report on Form 10-K for the fiscal year ended December 29, 2007.

     Please see additional discussion regarding the terms of Mr. Hunter's employment agreement below in the section entitled "Post-Employment Compensation." Other than the change of control employment agreements also discussed below under "Post-Employment Compensation," none of the other NEOs have employment agreements.

COMPONENTS OF TOTAL COMPENSATION

     The compensation of our NEOs consists of five components:

     - base salaries;

     - annual incentive plan;

     - equity compensation;

     - perquisites and health and welfare programs; and

     - post-employment compensation.

     Each component is designed to help achieve our compensation objectives and to contribute to a total package that is competitive, appropriately performance-based and valued by our executives.

Base Salaries

     Purpose: The determination of each executive officer's base salary is designed to attract, retain and motivate highly qualified executives by paying a competitive salary.

     Administration: Our Chief Executive Officer and our Vice President, Human Resources and General Counsel recommend officer salary levels (other than for the Chief Executive Officer) to the Committee for approval. The Committee reviews these recommendations and makes its recommendations to the full Board for approval. The Committee determines and makes Chief Executive Officer salary recommendations to the full Board for approval by the independent directors.

     Determination of amounts: Base compensation is targeted for the 50(th) percentile of the general industry data, adjusted to compensate for individual scope of responsibility, years of experience, past and future contributions to our success and possible differences in compensation standards in the electronics industry. We strive to be market competitive and externally equitable in an effort to attract and retain talented executive officers. The NEOs' salaries are determined by individual performance, market salary data and internal equity considerations.

     NEO base salaries for 2007 were determined based on analysis from 2006. In 2006, we made salary adjustments to the base salaries of the NEOs to bring the base salary levels up to the market median, effective July 1, 2006. On August 4, 2006, the Committee determined to change the effective date of NEO salary increases from July 1 to February 1 to align the annual base salary determinations for our NEOs with that of all of our other employees. The Committee increased base salaries for all NEOs by 2% effective February 1, 2007. The amount was based upon the compensation consultant's advice that the average annual salary increase for NEOs in the general industry group was 4%, but was reduced to 2% to reflect the six month period between the most recent increase in July 2006 and the new February 1 date. Consequently, on February 1, 2007, the base salary amounts for the NEOs were as follows:

NAME                                                         2007 BASE SALARY
----                                                         ----------------
G. Hunter..................................................      $612,000
P. Franklin................................................      $331,500
D. Samyn...................................................      $265,200
D. Heinzmann...............................................      $229,500
D. Ferbert.................................................      $219,300


     Subsequently, effective August 1, 2007, the Committee increased Mr. Heinzmann's base salary to $265,000 to reflect his promotion to Vice President of Global Operations and the increased responsibilities resulting from that promotion.

     The Committee has recommended to the Board, and the Board has approved, a 4% increase in the base salaries of our NEOs, effective as of February 1, 2008. This increase again reflected the average annual salary increase for NEOs in the general industry group used by the Committee for comparative purposes, based on information provided by the Committee's compensation consultant.

Annual Incentive Plan

     Purpose: The Littelfuse, Inc. Annual Incentive Plan (the "AIP" or "Annual Incentive Plan") is designed to provide a cash reward to the NEOs for contributing to the achievement of our corporate goals and driving stockholder value, thereby addressing the objectives of our executive compensation policies.

     Administration: The Committee, after consulting with our Chief Executive Officer and our Vice President, Human Resources and General Counsel, establishes a threshold, target and a maximum amount that may be awarded as an annual incentive compensation award to each NEO. The threshold, target and maximum amounts are set as percentages of each NEO's base salary.

     Awards are granted based on an explicit formula approved by the Committee and recommended to the full Board for approval, typically in February of each year. At the end of each fiscal year, the amount of the total award paid to each of the other executive officers is calculated by the Committee based on Company and individual performance measures using a mathematical formula weighting each of the factors. The Committee then recommends the awards to the full Board for approval.

     The Board of Directors retains the discretion to adjust any awards determined by the formula to make adjustments for extraordinary events. In the past, these adjustments have included severance charges and extreme commodity price changes, but no such adjustments were made for the 2007 awards.

     Determination of amounts: Bonus amounts are earned based on the achievement of established objectives on a sliding scale from 0% to 200% of the target amount. Bonuses paid to individual NEOs are based on both the actual financial results in relation to the target goals under the plan and an evaluation of the NEO's performance in relation to his or her individual performance objectives. Generally, about 80% of the award is tied to the actual financial results in relation to the target goals under the plan and 20% is tied to meeting the NEO's individual performance objectives.

     In determining each NEO's total award, Company performance is determined based on the achievement of specified financial objectives applicable to each NEO in various measures, which include sales, earnings per share and cash from operations, as well as performance measurements of the areas within the scope of authority of the NEO, while individual performance is determined based on each of the NEO's achievement of specified individual performance objectives. For 2007, the Company performance objectives at target level for the NEOs consisted of earnings per share of $2.00, cash from operations of $70.0 million, and, for Messrs. Hunter and Franklin, sales of $555.5 million. Messrs. Samyn's, Heinzmann's and Ferbert's objectives also included net sales and operating income for their respective business units. The net sales targets for 2007 were $373.6 million, $133.0 million and $48.9 million for Messrs. Samyn, Heinzmann and Ferbert, respectively, and the operating income targets for 2007 were $41.0 million, $16.7 million and $9.4 million for Messrs. Samyn, Heinzmann and Ferbert, respectively.

     In addition, each NEO had individual performance objectives for 2007. For Messrs. Hunter and Franklin, these individual performance objectives were Company-wide initiatives. Mr. Hunter's objectives included executing the strategic plan, refining financial processing and reporting, integrating and developing the management team, and improving the internal business processes. Mr. Franklin's objectives included refining financial processing and reporting, integrating new global hires and developing the finance team, reducing costs and improving responsiveness in the global supply chain, and managing investor relations. The performance objectives for each of Messrs. Samyn, Heinzmann and Ferbert were more disparate but generally involved sales, marketing and operational goals for their respective business units. While some of the individual performance goals may be measured by objective standards, others are based on the subjective determinations of the Committee.

     The following table summarizes Annual Incentive Plan target percentages for the NEOs for 2007:

                                                     MINIMUM, TARGET AND MAXIMUM
                                                      AMOUNTS AS A PERCENTAGE OF
NAME                                                       2007 BASE SALARY
----                                                 ---------------------------
Gordon Hunter......................................          0, 90 & 180%
Philip G. Franklin.................................          0, 60 & 120%
David R. Samyn.....................................          0, 50 & 100%
David W. Heinzmann.................................          0, 50 & 100%
Dal Ferbert........................................          0, 50 & 100%


     The threshold, target and maximum amounts as percentages of NEO's base salary are set forth in the Grants of Plan Based Awards in 2007 Table included in this Proxy Statement. While we do not benchmark our bonus against a certain percentile of our competitors, the threshold, target and maximum amounts are based on analysis of general industry data and are set so that, if earned, we pay sufficient bonuses to remain competitive.

     In February 2008, the Committee made determinations as to the satisfaction of the individual performance factors for 2007 for each NEO and determined payouts under the Annual Incentive Plan for 2007. For 2007, the Company's performance objectives for earnings per share, cash from operations, and sales each exceeded the minimum amounts considered by the Committee but did not reach target levels. These results particularly influenced the award decisions for Messrs. Hunter and Franklin, whose payouts were set below target payout levels. Messrs. Heinzmann and Ferbert, however, exceeded the net sales and operating income targets for their business units, which is reflected in their respective payouts that were each set above the target amount. Mr. Samyn received an award below his target amount largely due to the performance of his business unit, which had operating income that did not meet the minimum amount considered by the Committee. The dollar amounts awarded by the Committee to each NEO under the 2007 Annual Incentive Plan are set forth in the Summary Compensation Table under the Non-Equity Incentive Plan Compensation column.

     At its February 2008 meeting, the Committee also established the threshold, target and maximum amounts to be awarded under the Annual Incentive Plan for fiscal year 2008 for the NEOs, subject to achievement of financial objectives of the Company and individual performance objectives set by the Committee for 2008. The Committee decided to raise the target and maximum amounts payable under the

Annual Incentive Plan to allow for a potential increase in annual compensation for the NEOs while strengthening the focus on its compensation philosophy of rewarding performance. The Committee wanted a larger percentage of total compensation to be "at risk" and conditioned on meeting Company and personal objectives.

     The Committee intends that Mr. Hunter's Annual Incentive Plan award for 2008 be made pursuant to the Littelfuse, Inc. 2008 Annual Incentive Plan, if approved. In order to comply with the 2008 Annual Incentive Plan and Section 162(m) of the Internal Revenue Code, all performance goals must be objective and based on business criteria. While the Committee will retain negative discretion to reduce the amount of the award, the Committee will no longer subjectively evaluate individual performance objectives. Please see Proposal No.
3 -- "Approval of the Littelfuse Annual Incentive Plan" for additional information.

     The following table summarizes Annual Incentive Plan target percentages for the NEOs for 2008:

                                                     MINIMUM, TARGET AND MAXIMUM
                                                      AMOUNTS AS A PERCENTAGE OF
NAME                                                       2008 BASE SALARY
----                                                 ---------------------------
Gordon Hunter......................................          0, 100 & 200%
Philip G. Franklin.................................           0, 70 & 140%
David R. Samyn.....................................           0, 60 & 120%
David W. Heinzmann.................................           0, 60 & 120%
Dal Ferbert........................................           0, 60 & 120%


Equity Compensation

     Purpose: Consistent with long-term incentive trends, we provide two types of equity awards under the Littelfuse, Inc. Equity Incentive Compensation Plan (the "Equity Plan") to our NEOs: stock option awards and performance share/unit awards. The stock option awards vest over a period of four or five years. The performance shares/units are determined based upon the achievement of important financial objectives that support our overall business strategy over a three year performance period and vest over a three year period following that performance period. The equity awards are designed to (1) align each NEO's financial interests with driving stockholder value, (2) foster stock ownership and (3) retain executives. Each equity program creates a direct link between executive wealth generation and stockholder gains. We also provide equity-based compensation to remain competitive in the marketplace. We do not currently have a formal policy regarding equity or other security ownership requirements for our NEOs.

     Administration: The Committee approves the awards of stock options and performance shares/units upon recommendation of our Chief Executive Officer and our Vice President, Human Resources and General Counsel with respect to the NEOs other than the Chief Executive Officer and on its own with respect to the Chief Executive Officer. Stock options are granted typically with a four or five year vesting period and an exercise price equal to the fair market value of our common stock on the date of grant. The Equity Plan does not permit grants of stock with exercise prices below the fair market value of the stock at the time of the grant. The Committee calculates the performance share/unit awards to be paid out based on the achievement of performance factors as described below, determined at the end of the three-year performance period. Performance shares/units then vest ratably over a three year period, with half of the vested amount paid in shares and half in cash, to assist the NEO in paying the taxes incurred upon vesting. The overall funding levels for our equity awards are ultimately subject to the judgment and approval of the Committee to ensure appropriate alignment with the interest of our stockholders.

     Determination of Amounts: The Committee establishes the allocation of grant opportunity between the two long-term incentive programs based primarily on a combination of market practice, internal equity considerations and relative importance of the objectives behind each of the programs (i.e., provide value tied to stock price appreciation, foster stock ownership, and retention).

  (1)  Stock Options

     Grants of stock options are intended to recognize different levels of contribution to the achievement of our performance goals as well as the different levels of responsibility and experience as indicated by each NEO's position. The Committee reviewed the stock option grants made in 2006 and determined that the number of stock options granted were still appropriate for 2007. As a result, the Committee granted the same number of awards in 2007 as in 2006, as set forth on the Grants of Plan-Based Awards in 2007 Table below.

  (2)  Performance Shares/Units

     The Committee annually grants performance share/unit awards based on our attaining certain financial performance goals established at the start of each three-year period based on our evolving business strategy and sets target award amounts for each NEO. For 2007, the Committee granted performance share/unit awards based on our attaining financial performance goals relating to return on net tangible assets ("RONTA") and earnings before interest, taxes, depreciation and amortization ("EBITDA") during the three-year period commencing with fiscal 2007 and extending through fiscal 2009. The target amounts of performance shares/units awarded in 2007 are set forth below:

                                                                TARGET AWARD
                                                             (# OF PERFORMANCE
NAME                                                           SHARES/UNITS)
----                                                         -----------------
Gordon Hunter..............................................        6,000
Philip G. Franklin.........................................        5,000
David R. Samyn.............................................        5,000
David W. Heinzmann.........................................        5,000
Dal Ferbert................................................        5,000


     The performance shares/units may be earned based on achievement of growth of EBITDA and RONTA at the end of the three-year performance period, with the amount earned denominated as shares of restricted stock on a sliding scale from 20% to 100% of the target amount of performance shares/units awarded. For the three-year period ending in 2007, EBITDA growth of at least 11% was the threshold and over 15% was the maximum for that performance factor and RONTA of at least 13% was the threshold and over 17% was the maximum for that performance factor. If the performance shares/units are earned as restricted stock, the awarded restricted stock then vests ratably over a three-year period, with actual payouts upon vesting made half in restricted stock and half in cash. Thus, the total period required to earn unrestricted shares of stock from the date of grant of performance share/unit awards is six years. The Committee reviewed past awards of performance shares/units and decided to continue with the same number of awards for the 2007-2009 performance period; the Committee also set the same performance factors and target levels of performance for the 2007-2009 awards. For the three-year period ending in 2007, the performance factors required to earn restricted stock for the performance shares/units were not met, so no restricted stock was earned by the NEOs.

     For 2008, the Committee has approved the modification of the equity compensation program for the NEOs. In addition to grants of stock options and performance shares/units, grants of time-vested restricted stock will also be made. The addition of restricted stock is intended to create a strong retention element to the program, while also providing an incentive for the NEOs to maximize shareholder value. In conjunction with the addition of the restricted stock awards, the design of the performance shares/units has been changed for the performance period beginning in 2008. The annual performance share/unit awards continue to be based on our attaining financial performance goals relating to a three-year period. However, RONTA has been replaced with return on net assets ("RONA"), while EBITDA remains unchanged; performance goals under both of these metrics have been determined with reference to the Company's current long-term strategic plan. The payment structure of the performance shares/units has been updated to consist of a sliding scale from 50% to 200% of the target amount of performance shares/units awarded in order to encourage high levels of performance achievement. Given the addition of the restricted stock, the three-year vesting period that followed the three-year performance period for performance shares/units has been eliminated. Also, actual payouts under the performance shares/units will be made entirely in stock.

     Stock options and performance share/unit awards have traditionally been granted in April or May of each year at the regularly scheduled meetings of the Compensation Committee and the full Board held in connection with our Annual Meeting of Stockholders. Beginning in 2008, however, the performance share/unit awards will be made before the end of March so that they may qualify for performance-based compensation under Section 162(m) of the Internal Revenue Code. Consistent with this new approach, on March 12, 2008, the Board of Directors approved an award of 14,350 performance shares to Mr. Hunter, 5,200 performance shares to Mr. Franklin, 3,650 performance shares to Mr. Samyn, 4,100 performance shares to Mr. Heinzmann, and 3,500 performance shares to Mr. Ferbert, in each case subject to achievement of specified criteria at the end of the three fiscal year period beginning on the first day of fiscal 2008 and ending on the last day of fiscal 2010.

Perquisites and Health and Welfare Programs

  Perquisites

     The Chief Executive Officer and other NEOs are provided with the opportunity to receive financial planning services and executive physicals on an annual basis. Each NEO is entitled to a maximum of $10,000 per year of financial planning services for 2007 and $5,000 per year thereafter, except for Mr. Hunter, who, pursuant to his employment agreement, is entitled to $15,000 per year of financial planning and up to $5,000 per year for an executive physical. We provide these benefits to help our NEOs efficiently manage their time and financial affairs and to allow them to stay focused on business issues and minimize distractions of this type. Additionally, Mr. Hunter is provided with a Company automobile as required by his employment agreement, the terms of which were established to remain competitive against our peers.

  Health and Welfare Programs

     We provide sponsored insurance and benefit plans to our executives. The NEOs participate in the same benefit plans designed for all of our full-time U.S. employees. We believe these insurance and benefit plans are expected attributes of a total compensation system, and we provide them to remain competitive. The core insurance package includes health, dental, disability and basic group life insurance coverage. The NEOs are also provided with a supplemental life insurance plan in order to provide a targeted level of coverage equal to three times salary plus $10,000. We provide this benefit to remain competitive with those companies with whom we compete for executive talent.

Post-Employment Compensation

  Retirement Plans

     We provide retirement benefits to executives through a combination of qualified and non-qualified plans:

  (1)  Littelfuse, Inc. Retirement Plan (the "Pension Plan")

     The Pension Plan is a qualified defined benefit plan, under the applicable provisions of the Internal Revenue Code, intended to provide for an employee's financial security in retirement. The Pension Plan is available to all eligible employees including the NEOs.

  (2)  Littelfuse, Inc. Supplemental Executive Retirement Plan ("SERP")

     The Supplemental Executive Retirement Plan is a defined contribution, non-qualified plan that is a legacy plan and is not being offered to employees who are not currently participants. The plan was intended to provide supplemental retirement benefits to enable us to attract and retain executives. Mr. Franklin is the only current NEO participating in the SERP.

  (3)  Littelfuse, Inc. 401(k) Plan

     The Littelfuse 401(k) Plan provides employees the opportunity to save for retirement on a tax-favored basis. Executives may elect to participate in the Littelfuse 401(k) Plan on the same basis as all our other employees.

  Other Post-Employment Compensation

     Each of our NEOs has a change of control employment agreement. If, within the two-year period following a change of control, the executive terminates his employment for good reason, is terminated other than for cause, or is terminated by reason of his death or disability, the executive will be entitled to receive certain compensation and benefits. Provisions under these change of control employment agreements are based on competitive practice and are designed to ensure that the executives' interests remain aligned with the interests of the stockholders should a potential change of control arise. A change in control situation often undermines our executive officers' job security, and it is to our benefit to encourage the executive officers to seek out beneficial business transactions and to remain with us through the closing of the transaction, even though their futures may be uncertain as a result. As such, we structured the change of control provisions in the executives' agreements with a "double trigger," which requires termination of the executive without cause or by the executive for good reason in connection with a change of control. This structure essentially places the decision of whether to trigger change of control benefits largely in the hands of the acquiring company, since the consummation of the transaction alone would not trigger the benefit.

     Pursuant to his employment agreement, in the event Mr. Hunter terminates his employment for good reason, is terminated other than for cause, or is terminated by reason of his death or disability, he will be entitled to receive certain compensation and benefits. These additional termination related payments are provided for under his employment agreement, the provisions of which are based on competitive practice.

     Please see the section below entitled "Post-Employment Compensation" for further discussion of these agreements.

                  COMPENSATION TABLES AND NARRATIVE DISCLOSURES

     The following table sets forth compensation information for our Named Executive Officers for services rendered in all capacities to us and our subsidiaries in fiscal years 2007 and 2006.

SUMMARY COMPENSATION TABLE

                                                                                    CHANGE IN
                                                                                     PENSION
                                                                                    VALUE AND
                                                                                  NONQUALIFIED
                                                                    NON-EQUITY      DEFERRED
                                                  STOCK   OPTION  INCENTIVE PLAN  COMPENSATION    ALL OTHER       TOTAL
NAME AND PRINCIPAL               SALARY   BONUS  AWARDS   AWARDS   COMPENSATION     EARNINGS    COMPENSATION  COMPENSATION
POSITION                  YEAR   ($)(1)  ($)(1)  ($)(2)   ($)(2)      ($)(3)         ($)(4)       ($)(5)(6)        ($)
------------------        ----  -------  ------  ------  -------  --------------  ------------  ------------  ------------
Gordon Hunter...........  2007  611,000    --    51,778  851,282      358,809        19,895         58,067      1,950,831
  Chairman of the         2006  562,500    --    53,140  625,665      882,000        22,922         46,505      2,192,732
  Board, President and
  Chief Executive
  Officer
Philip G. Franklin......  2007  330,958    --    57,063  343,620      134,997        41,613        169,942      1,078,193
  Vice President,         2006  309,250    --    60,034  319,216      318,500        44,015        157,209      1,208,224
  Operations Support
  and Chief Financial
  Officer
David R. Samyn..........  2007  264,767    --    60,034  217,710       39,349         9,082         10,081        601,023
  Vice President and      2006  253,600    --    60,034  159,766      208,000        14,190         19,321        714,911
  General Manager,
  Electronics Business
  Unit
David W. Heinzmann......  2007  238,000    --    60,034  227,159      172,822        16,332          9,760        724,107
  Vice President, Global  2006  210,000    --    60,034  178,566      135,057        35,147         19,293        638,097
  Operations
Dal Ferbert.............  2007  218,942    --    60,034  234,287      148,531        49,523         10,378        721,695
  Vice President and      2006  199,063    --    60,034  212,103      162,972        72,889         19,287        726,348
  General Manager,
  Electrical Business
  Unit


--------

   (1) All cash compensation received by each Named Executive Officer for fiscal year 2007 is found in either the Salary or Non-Equity Incentive Plan Compensation columns of this Table. The amounts that would generally be considered annual "bonus" awards are found under the Non-Equity Incentive Plan Compensation column.

   (2) The amounts in these columns reflect the dollar amount recognized as expense for financial statement reporting purposes for the fiscal year ended December 29, 2007, in accordance with SFAS 123(R), of performance share/unit awards and option awards under our Equity Plan and its predecessors and thus include amounts from awards granted in and prior to 2007. Assumptions used in the calculation of these amounts are described in Footnote 12 to our audited financial statements for the fiscal year ended December 29, 2007 included in our Annual Report on Form 10-K filed with the SEC on February 27, 2008.

   (3) Represents payouts for 2007 performance under the Annual Incentive Plan. See "COMPENSATION DISCUSSION AND ANALYSIS" and "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in 2007 Table" for a discussion of how amounts were determined.

   (4) Amounts shown in this column are the sum of (1) the increase in the actuarial present value of each Named Executive Officer's accumulated benefit under the Littelfuse, Inc. Retirement Plan from December 31, 2006 to December 31, 2007, and (2) the difference between the interest credited on account balances in the Littelfuse, Inc. Supplemental Executive Retirement Plan for fiscal year 2007 and the interest that would have been credited for the year had the interest crediting rate been equal to 120% of the long-term Applicable Federal Rate published by the Internal Revenue Service for December 2007.

       Account balances in the Littelfuse, Inc. Supplemental Executive Retirement Plan earn interest at a rate of 8.00% per annum, with interest being credited on December 31 of each year. 120% of the long-term Applicable Federal Rate published by the Internal Revenue Service for December 2007 was 5.68%.

   (5) The amounts in this column for 2007 reflect matching contributions allocated by us to each NEO pursuant to our 401(k) Plan, which is available to all salaried employees, and the cost of insurance premiums paid by us with respect to term life insurance. Each NEO also receives tax and financial planning services provided by a third-party service provider and a physical examination. In addition, Mr. Hunter's amount includes the value of the use of a Company automobile.

   (6) The amounts in this column for Mr. Franklin include the Littelfuse, Inc. Supplemental Executive Retirement Plan allocation of $155,828.

     The following table provides additional information with respect to options and stock-based awards granted in 2007, the value of which was provided in the Stock Awards and Options Awards columns of the Summary Compensation Table, and the potential range of payouts associated with the Annual Incentive Plan.

GRANTS OF PLAN-BASED AWARDS IN 2007 TABLE

                                    ESTIMATED POSSIBLE PAYOUTS    ESTIMATED FUTURE PAYOUTS     ALL OTHER   EXERCISE OR
                                    UNDER NON-EQUITY INCENTIVE     UNDER EQUITY INCENTIVE       OPTION         BASE
                                          PLAN AWARDS(1)               PLAN AWARDS(2)        AWARDS: # OF    PRICE OF
                                  -----------------------------  --------------------------   SECURITIES      OPTION
                                  THRESHOLD   TARGET   MAXIMUM   THRESHOLD  TARGET  MAXIMUM   UNDERLYING      AWARDS
NAME                  GRANT DATE     ($)       ($)       ($)        (#)       (#)     (#)       OPTIONS       ($/SH)
----                  ----------  ---------  -------  ---------  ---------  ------  -------  ------------  -----------
Gordon Hunter.......  04/27/2007                                   1,200     6,000   6,000      60,000        41.22
                             N/A      --     550,800  1,101,600
Philip G. Franklin..  04/27/2007                                   1,000     5,000   5,000      22,000        41.22
                             N/A      --     198,900    397,800
David R. Samyn......  04/27/2007                                   1,000     5,000   5,000      15,000        41.22
                             N/A      --     132,600    265,200
David W. Heinzmann..  04/27/2007                                   1,000     5,000   5,000      15,000        41.22
                             N/A      --     132,500    265,000
Dal Ferbert.........  04/27/2007                                   1,000     5,000   5,000      15,000        41.22
                             N/A      --     109,650    219,300
                        GRANT DATE
                      FAIR VALUE OF
                        STOCK AND
                          OPTION
NAME                   AWARDS $(3)
----                  -------------
Gordon Hunter.......    1,188,720
Philip G. Franklin..      551,280
David R. Samyn......      441,450
David W. Heinzmann..      441,450
Dal Ferbert.........      441,450


--------

   (1) The Annual Incentive Plan payment amounts are earned based on the achievement of the established financial performance objectives of the Plan on a sliding scale of 0% to 200% of the target amount established, thus there is no threshold amount. The amount shown in the Maximum column is 200% of the target amount. These amounts are based on the individual's 2007 salary and position. See "COMPENSATION DISCUSSION AND ANALYSIS" and "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in 2007 Table" for information regarding the description of performance-based conditions.

   (2) The amounts shown under this heading reflect the performance share/unit awards. Performance shares/units may be earned based on achievement of the established financial performance goals on a sliding scale from 0% to 100% of the target amount of awarded shares at the end of the three-year period. The amount shown in the Threshold column is 20% of the target amount shown in the Target column. The target is set at 100% of the possible award. Therefore, the amount shown in the Maximum column is the same as the target amount. See "COMPENSATION DISCUSSION AND ANALYSIS" and "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in 2007 Table" for information regarding the terms of the awards, the description of performance-based vesting conditions, and the criteria for determining the amounts payable.

   (3) Represents the full grant date fair value at target of the option and performance share/unit awards reported in this Table under the Estimated Possible Payouts Under Equity Incentive Plan Awards and All Other Options
       Awards: # of Securities Underlying Options columns awarded in 2007 determined in accordance with SFAS 123R, based on the assumptions discussed under the Summary Compensation Table, without regard to when the award was recognized for financial reporting purposes. The options granted on January 3, 2007 and April 27, 2007 are valued at $12.61 and $15.69 per share, respectively, and the performance share/unit awards are valued at $41.22 per share.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS IN 2007 TABLE

  Annual Incentive Plan

     The actual amounts of short-term incentive awards relating to the 2007 Annual Incentive Plan were paid in February 2008 and are set forth under the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. The amounts listed in the Threshold, Target and Maximum columns under the Estimated Possible Payouts Under Non-Equity Incentive Plan Awards heading of the Grants of Plan-Based Awards in 2007 Table represent the potential range of cash awards for the Annual Incentive Plan for 2007. For 2007, a threshold, target and maximum award was established for each Named Executive Officer as a percent of base salary as shown below.

                                                     ANNUAL INCENTIVE PLAN MINIMUM,
                                                    TARGET AND MAXIMUM AS PERCENT OF
NAMED EXECUTIVE OFFICER                                        BASE SALARY
-----------------------                             --------------------------------
G. Hunter.........................................             0, 90 & 180%
P. Franklin.......................................             0, 60 & 120%
D. Samyn..........................................             0, 50 & 100%
D. Heinzmann......................................             0, 50 & 100%
D. Ferbert........................................             0, 50 & 100%


  Option Awards and Performance Share/Unit Awards

     The stock option awards granted in 2007 vest over four years in 25% increments and have a seven-year term. At the end of the three-year performance period relating to the performance shares/units, one-half of any earned performance share/unit awards are issued as restricted shares of our common stock in the names of the officers, but are held by us subject to the lapse of the restrictions related to continued employment over the next three years. The cash equivalent of the other half of any earned performance share/unit awards will be paid annually in thirds as the restrictions on the common stock lapse. Once performance shares/units are earned, they will continue to rise and fall in value with our common stock price during the restricted period.

     No dividends have been paid by us on our common stock, but in the event that we determine to pay a dividend on our common stock, dividends would also be paid on performance shares/units that have been earned and issued prior to the lapse of the restrictions.

     See "COMPENSATION DISCUSSION AND ANALYSIS" for a discussion of the proportion of salary and bonus in relation to total compensation, which is discussed under "-- Allocation Between Cash and Non-Cash Compensation and Current and Long-Term Compensation," and other material terms of our NEOs' compensation and the related amounts included in the foregoing tables.

     The following table provides information regarding the outstanding equity awards held by each of the Named Executive Officers as of December 29, 2007.

OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END TABLE

                                            OPTION AWARDS                                    STOCK AWARDS
                         ---------------------------------------------------  ------------------------------------------
                                                                                                                 EQUITY
                                                                                                               INCENTIVE
                                                                                                                  PLAN
                                                                                                      EQUITY    AWARDS:
                                                                                                    INCENTIVE    MARKET
                                                                                                       PLAN    OR PAYOUT
                                                                                                     AWARDS:    VALUE OF
                                                                                           MARKET      # OF     UNEARNED
                                                                                          VALUE OF   UNEARNED   SHARES,
                                                                                 # OF    SHARES OR   SHARES,    UNITS OR
                                                                                SHARES    UNITS OF   UNITS OR    OTHER
                             # OF                                              OR UNITS    STOCK      OTHER      RIGHTS
                          SECURITIES  # OF SECURITIES                          OF STOCK     THAT      RIGHTS      THAT
                          UNDERLYING     UNDERLYING                              THAT       HAVE       THAT       HAVE
                         UNEXERCISED    UNEXERCISED      OPTION     OPTION       HAVE       NOT        HAVE       NOT
                           OPTIONS-      OPTIONS -      EXERCISE  EXPIRATION     NOT       VESTED      NOT       VESTED
                         EXERCISABLE   UNEXERCISABLE   PRICE ($)     DATE     VESTED(3)    ($)(4)   VESTED(5)    ($)(6)
                         -----------  ---------------  ---------  ----------  ---------  ---------  ---------  ---------
Gordon Hunter..........      1,000             --        23.48    06/14/2013    4,000     132,760     2,400      79,656
                             1,000             --        23.48    06/14/2014
                             1,000             --        23.48    06/14/2015
                             1,000             --        23.48    06/14/2016
                             1,000             --        23.48    06/14/2017
                             4,000          1,000(1)     20.24    05/02/2013
                             8,000          4,000(1)     26.51    11/07/2013
                            24,000          6,000(1)     28.08    11/07/2013
                            18,000         12,000(1)     38.11    04/30/2014
                             8,000         12,000(1)     31.80    01/18/2015
                            24,000         36,000(1)     27.21    05/06/2015
                            15,000         45,000(2)     34.33    05/05/2013
                                --         60,000(2)     41.22    04/27/2014
Philip G. Franklin.....      2,000             --         5.00    01/04/2010    4,333      14,823     2,000      66,380
                             2,000             --         5.00    01/04/2011
                             2,000             --         5.00    01/04/2012
                             2,000             --         5.00    01/04/2013
                             2,000             --         5.00    01/04/2014
                             4,000             --        19.19    01/04/2010
                             4,000             --        19.19    01/04/2011
                             4,000             --        19.19    01/04/2012
                             4,000             --        19.19    01/04/2013
                             4,000             --        19.19    01/04/2014
                             4,400             --        35.50    04/28/2011
                             4,400             --        35.50    04/28/2012
                             4,400             --        35.50    04/28/2013
                             4,400             --        35.50    04/28/2014
                             4,400             --        35.50    04/28/2015
                             4,400             --        27.10    04/27/2012
                             4,400             --        27.10    04/27/2013
                             4,400             --        27.10    04/27/2014
                             4,400             --        27.10    04/27/2015
                             4,400             --        27.10    04/27/2016
                             4,400             --        25.20    04/26/2013
                             4,400             --        25.20    04/26/2014
                             4,400             --        25.20    04/26/2015
                             4,400             --        25.20    04/26/2016
                             4,400             --        25.20    04/26/2017
                            17,600          4,400(1)     20.24    05/02/2013

                                            OPTION AWARDS                                    STOCK AWARDS
                         ---------------------------------------------------  ------------------------------------------
                                                                                                                 EQUITY
                                                                                                               INCENTIVE
                                                                                                                  PLAN
                                                                                                      EQUITY    AWARDS:
                                                                                                    INCENTIVE    MARKET
                                                                                                       PLAN    OR PAYOUT
                                                                                                     AWARDS:    VALUE OF
                                                                                           MARKET      # OF     UNEARNED
                                                                                          VALUE OF   UNEARNED   SHARES,
                                                                                 # OF    SHARES OR   SHARES,    UNITS OR
                                                                                SHARES    UNITS OF   UNITS OR    OTHER
                             # OF                                              OR UNITS    STOCK      OTHER      RIGHTS
                          SECURITIES  # OF SECURITIES                          OF STOCK     THAT      RIGHTS      THAT
                          UNDERLYING     UNDERLYING                              THAT       HAVE       THAT       HAVE
                         UNEXERCISED    UNEXERCISED      OPTION     OPTION       HAVE       NOT        HAVE       NOT
                           OPTIONS-      OPTIONS -      EXERCISE  EXPIRATION     NOT       VESTED      NOT       VESTED
                         EXERCISABLE   UNEXERCISABLE   PRICE ($)     DATE     VESTED(3)    ($)(4)   VESTED(5)    ($)(6)
                         -----------  ---------------  ---------  ----------  ---------  ---------  ---------  ---------
                            13,200          8,800(1)     38.11    04/30/2014
                             8,800         13,200(1)     27.21    05/06/2015
                             5,500         16,500(2)     34.33    05/05/2013
                                --         22,000(2)     41.22    04/27/2014
David R. Samyn.........     12,000          3,000(1)     17.05    02/07/2013    4,333      14,823     2,000      66,380
                             9,000          6,000(1)     38.11    04/30/2014
                             6,000          9,000(1)     27.21    05/06/2015
                             3,750         11,250(2)     34.33    05/05/2013
                                --         15,000(2)     41.22    04/27/2014
David W. Heinzmann.....        600             --        11.63    07/21/2009    4,333      14,823     2,000      66,380
                               400             --        16.13    07/21/2009
                               400             --        16.13    07/21/2010
                               400             --        17.81    07/17/2008
                               400             --        17.81    07/17/2009
                               400             --        17.81    07/17/2010
                               400             --        17.81    07/17/2011
                               500             --        28.88    07/25/2008
                               500             --        28.88    07/25/2009
                               500             --        28.88    07/25/2010
                               500             --        28.88    07/25/2011
                               500             --        28.88    07/25/2012
                               500             --        23.25    07/31/2009
                               500             --        23.25    07/31/2010
                               500             --        23.25    07/31/2011
                               500             --        23.25    07/31/2012
                               500             --        23.25    07/31/2013
                               500             --        19.75    07/30/2010
                               500             --        19.75    07/30/2011
                               500             --        19.75    07/30/2012
                               500             --        19.75    07/30/2013
                               500             --        19.75    07/30/2014
                               500             --        34.62    07/28/2011
                               500             --        34.62    07/28/2012
                               500             --        34.62    07/28/2013
                               500             --        34.62    07/28/2014
                               500             --        34.62    07/28/2015
                               600             --        27.50    07/27/2012
                               600             --        27.50    07/27/2013
                               600             --        27.50    07/27/2014
                               600             --        27.50    07/27/2015
                               600             --        27.50    07/27/2016
                             4,000             --        20.34    07/26/2012
                            12,000          3,000(1)     20.24    05/02/2013

                                            OPTION AWARDS                                    STOCK AWARDS
                         ---------------------------------------------------  ------------------------------------------
                                                                                                                 EQUITY
                                                                                                               INCENTIVE
                                                                                                                  PLAN
                                                                                                      EQUITY    AWARDS:
                                                                                                    INCENTIVE    MARKET
                                                                                                       PLAN    OR PAYOUT
                                                                                                     AWARDS:    VALUE OF
                                                                                           MARKET      # OF     UNEARNED
                                                                                          VALUE OF   UNEARNED   SHARES,
                                                                                 # OF    SHARES OR   SHARES,    UNITS OR
                                                                                SHARES    UNITS OF   UNITS OR    OTHER
                             # OF                                              OR UNITS    STOCK      OTHER      RIGHTS
                          SECURITIES  # OF SECURITIES                          OF STOCK     THAT      RIGHTS      THAT
                          UNDERLYING     UNDERLYING                              THAT       HAVE       THAT       HAVE
                         UNEXERCISED    UNEXERCISED      OPTION     OPTION       HAVE       NOT        HAVE       NOT
                           OPTIONS-      OPTIONS -      EXERCISE  EXPIRATION     NOT       VESTED      NOT       VESTED
                         EXERCISABLE   UNEXERCISABLE   PRICE ($)     DATE     VESTED(3)    ($)(4)   VESTED(5)    ($)(6)
                         -----------  ---------------  ---------  ----------  ---------  ---------  ---------  ---------
                             9,000          6,000(1)     38.11    04/30/2014
                             6,000          9,000(1)     27.21    05/06/2015
                             3,750         11,250(2)     34.33    05/05/2013
                                --         15,000(2)     41.22    04/27/2014
Dal Ferbert............      1,000             --         9.38    05/13/2008    4,333      14,823     2,000      66,380
                               800             --        11.16    05/06/2008
                               800             --        11.16    05/06/2009
                               800             --        16.50    05/05/2008
                               800             --        16.50    05/05/2009
                               800             --        16.50    05/05/2010
                               800             --        19.00    04/26/2008
                               800             --        19.00    04/26/2009
                               800             --        19.00    04/26/2010
                               800             --        19.00    04/26/2011
                               800             --        23.00    04/25/2008
                               800             --        23.00    04/25/2009
                               800             --        23.00    04/25/2010
                               800             --        23.00    04/25/2011
                               800             --        23.00    04/25/2012
                               800             --        25.25    05/01/2009
                               800             --        25.25    05/01/2010
                               800             --        25.25    05/01/2011
                               800             --        25.25    05/01/2012
                               800             --        25.25    05/01/2013
                               800             --        20.13    04/30/2010
                               800             --        20.13    04/30/2011
                               800             --        20.13    04/30/2012
                               800             --        20.13    04/30/2013
                               800             --        20.13    04/30/2014
                             1,600             --        35.50    04/28/2011
                             1,600             --        35.50    04/28/2012
                             1,600             --        35.50    04/28/2013
                             1,600             --        35.50    04/28/2014
                             1,600             --        35.50    04/28/2015
                             2,000             --        27.10    04/27/2012
                             2,000             --        27.10    04/27/2013
                             2,000             --        27.10    04/27/2014
                             2,000             --        27.10    04/27/2015
                             2,000             --        27.10    04/27/2016
                             3,000             --        25.20    04/26/2013
                             3,000             --        25.20    04/26/2014
                             3,000             --        25.20    04/26/2015
                             3,000             --        25.20    04/26/2016

                                            OPTION AWARDS                                    STOCK AWARDS
                         ---------------------------------------------------  ------------------------------------------
                                                                                                                 EQUITY
                                                                                                               INCENTIVE
                                                                                                                  PLAN
                                                                                                      EQUITY    AWARDS:
                                                                                                    INCENTIVE    MARKET
                                                                                                       PLAN    OR PAYOUT
                                                                                                     AWARDS:    VALUE OF
                                                                                           MARKET      # OF     UNEARNED
                                                                                          VALUE OF   UNEARNED   SHARES,
                                                                                 # OF    SHARES OR   SHARES,    UNITS OR
                                                                                SHARES    UNITS OF   UNITS OR    OTHER
                             # OF                                              OR UNITS    STOCK      OTHER      RIGHTS
                          SECURITIES  # OF SECURITIES                          OF STOCK     THAT      RIGHTS      THAT
                          UNDERLYING     UNDERLYING                              THAT       HAVE       THAT       HAVE
                         UNEXERCISED    UNEXERCISED      OPTION     OPTION       HAVE       NOT        HAVE       NOT
                           OPTIONS-      OPTIONS -      EXERCISE  EXPIRATION     NOT       VESTED      NOT       VESTED
                         EXERCISABLE   UNEXERCISABLE   PRICE ($)     DATE     VESTED(3)    ($)(4)   VESTED(5)    ($)(6)
                         -----------  ---------------  ---------  ----------  ---------  ---------  ---------  ---------
                             3,000             --        25.20    04/26/2017
                            12,000          3,000(1)     20.24    05/02/2013
                             9,000          6,000(1)     38.11    04/30/2014
                             6,000          9,000(1)     27.21    05/06/2015
                             3,750         11,250(2)     34.33    05/05/2013
                                --         15,000(2)     41.22    04/27/2014


--------

   (1) Option awards expire ten years from the date of grant and vest 20% on the first five anniversaries of the day of grant.

   (2) Option awards expire seven years from the date of grant and vest 25% on the first four anniversaries of the day of grant.

   (3) Represents outstanding grants of performance shares/units granted at 60%, 100% and 0% of target based upon achieving certain financial performance goals for the three-year periods beginning in 2003, 2004 and 2005, respectively. Under the performance share/unit component of the Equity Plan and its predecessors, since 2003, the Compensation Committee has granted financial performance goals relating to RONTA and EBITDA during the following three-year period. The shares may be earned based on achievement of the foregoing financial performance goals on a sliding scale from 20% to 100% of the target amount of awarded shares at the end of the three-year period. If any shares are earned, they may be issued as shares or paid in the cash equivalent or a combination thereof. Earned restricted shares are issued in the name of the executive but held by us subject to restrictions relating to continued employment with us that lapse in thirds over the next three-year period. No dividends have been paid on our common stock, but in the event that we paid a dividend on our common stock, dividends also would be paid on performance shares/units that have been earned and issued prior to the lapse of restrictions.

   (4) The dollar value of the payout of performance share/unit awards is based on the number of performance shares/units that have been earned but not vested. Valuations are based on the closing price of $33.19 per share of our common stock on NASDAQ on December 28, 2007, the last business day of fiscal 2007. There is no guarantee that, if or when the performance share/unit awards vest, they will have this value.

   (5) Represents outstanding grants of performance shares/units granted at 20% of target based upon achieving the threshold financial performance goals for the three-year periods beginning in 2006 and 2007. Under the performance share/unit component of the Equity Plan and its predecessors, since 2003, the Compensation Committee has granted financial performance goals relating to RONTA and EBITDA during the following three-year period. The shares may be earned based on achievement of the foregoing financial performance goals on a sliding scale from 20% to 100% of the target amount of awarded shares at the end of the three-year period. If any shares are earned, they may be issued as shares or paid in the cash equivalent or a combination thereof. Earned restricted shares are issued in the name of the executive but held by us subject to restrictions relating to continued employment with us that lapse in thirds over the next three-year period. No dividends have been paid on our common stock, but in the event that we pay a dividend on our common stock, dividends also would be paid on performance shares/units that have been earned and issued prior to the lapse of restrictions.

   (6) The dollar value of the payout of performance share/unit awards is based on the number of performance shares/units to be earned upon meeting the threshold financial performance goals for the three-year periods beginning in 2006 and 2007 multiplied by the closing price of $33.19 per share of our common stock on NASDAQ on December 28, 2007, the last business day of fiscal 2007. There is no guarantee that, if and when the performance share/unit awards vest, they will have this value.

     The following table provides the amounts received upon exercise of options or similar instruments or the vesting of stock or similar instruments during the most recent fiscal year.

OPTIONS EXERCISES AND STOCK VESTED IN 2007 TABLE

                                          OPTION AWARDS                      STOCK AWARDS
                                 -------------------------------   -------------------------------
                                 # OF SHARES                       # OF SHARES
                                 ACQUIRED ON     VALUE REALIZED    ACQUIRED ON   VALUE REALIZED ON
NAME                               EXERCISE    UPON EXERCISE ($)   VESTING (1)     VESTING ($)(2)
----                             -----------   -----------------   -----------   -----------------
Gordon Hunter..................       --               --             2,000            66,380
Philip G. Franklin.............       --               --             2,667            88,518
David R. Samyn.................       --               --             2,667            88,518
David W. Heinzmann.............       --               --             2,667            88,518
Dal Ferbert....................       --               --             2,667            88,518


--------

   (1) These shares were earned and vested under the performance share/unit awards under the predecessor to the Equity Plan due to achievement of specified financial goals for performance shares/units awarded during 2003-2006. Pursuant to Performance Shares Agreements awarded in 2003 and earned at the end of fiscal 2005, the restrictions lapsed for each of Messrs. Franklin, Samyn, Heinzmann and Ferbert on the equivalent of 1,000 shares of our common stock at the end of 2007, half of which were issued in stock and the other half paid in cash. Pursuant to Performance Shares Agreements awarded in 2004 and earned at the end of fiscal 2006, the restrictions lapsed at the end of 2007 on the equivalent of 2,000 shares for Mr. Hunter and 1,667 shares for each of Messrs. Franklin, Samyn, Heinzmann and Ferbert, half of which were issued in stock and the other half paid in cash.

       Of the share units awarded during 2003, one-half of the remaining 4,000 units earned, or 2,000 units, are restricted shares that were issued in the names of the officers in 2006, but are held by us subject to the lapse of the restrictions related to continued employment over the next year. The cash equivalent of the other 2,000 shares will be paid as the restrictions lapse.

       Similarly, of the share units awarded during 2004, one-half of the remaining 17,332 units earned, or 8,666 units, are restricted shares that were issued in the names of the officers in 2007, but are held by us subject to the lapse of the restrictions related to continued employment over the next two years. The cash equivalent of the other 8,666 shares will be paid in halves as the restrictions lapse.

   (2) The value of the vested restricted shares is based on the closing price of our common stock on December 28, 2007 of $33.19 per share.

PENSION BENEFITS

     The table below provides the actuarial present value of the Named Executive Officers' accumulated benefits under the Littelfuse, Inc. Retirement Plan and the number of years of service credited to each Named Executive Officer under the Plan.

2007 PENSION BENEFITS TABLE

                                                                NUMBER OF     PRESENT VALUE OF     PAYMENTS
                                                             YEARS CREDITED      ACCUMULATED     DURING LAST
                                                                 SERVICE           BENEFIT       FISCAL YEAR
NAME                                  PLAN NAME                    (#)             ($)(1)            ($)
----                                  ---------              --------------   ----------------   -----------
Gordon Hunter..........   Littelfuse, Inc. Retirement Plan          4             $ 91,427            --
Philip G. Franklin.....   Littelfuse, Inc. Retirement Plan          9             $190,398            --
David R. Samyn.........   Littelfuse, Inc. Retirement Plan          5             $ 61,204            --
David W. Heinzmann.....   Littelfuse, Inc. Retirement Plan         23             $186,240            --
Dal Ferbert............   Littelfuse, Inc. Retirement Plan         31             $458,580            --


--------

   (1) The figures shown in the Pension Benefits Table represent the present value, as of December 29, 2007, of the benefits earned under the Pension Plan as of that date. Present values were determined based on the following assumptions:

    (a) Although future compensation and service are not factored into the calculation of the accrued benefit, each Named Executive Officer is assumed to continue in active service until the earliest date at which he is entitled to retire and commence to receive unreduced benefit payments;

    (b) The benefit for each Named Executive Officer is assumed to be paid as an annuity for the life of the Named Executive Officer;

    (c) The Temporary Supplemental Monthly Retirement Income is assumed to increase 5% per annum until the amount of benefit reaches the $600 cap described below; and

    (d) The discount rate and mortality assumptions used to value the plan for the purposes of disclosure pursuant to SFAS Nos. 87, 132 and 158 as of December 29, 2007. Specifically, a discount rate of 6.50% per annum and the RP-2000 Mortality Table (post-retirement only) were used.

     All U.S. employees, including the NEOs, are eligible to participate in our non-contributory, defined benefit retirement plan, qualified under the applicable provisions of the Internal Revenue Code, upon completion of one year of service. The plan provides a benefit equal to 1% of final average monthly compensation plus 1/2% of final average monthly compensation in excess of covered compensation, for each year of service over one. "Final average monthly compensation" is the monthly average of the five consecutive years' compensation out of the last ten years that give the highest average. Compensation considered is base pay or wages actually paid, excluding overtime and bonuses, and is further subject to the IRS qualified plan pay limit ($225,000 for 2007). Participants become 100% vested after completion of five years of service.

     The benefit is payable as a life annuity commencing at the plan's normal retirement date, which is the first of the month coincident with or next following the attainment of age 65 and completion of five years of service. Participants are eligible for early retirement upon attaining age 55 and completing ten years of service. Participants opting for early retirement are eligible for immediate commencement of their benefit, with that benefit unreduced if payments commence at or after age 62, and reduced by formula for commencements prior to age 62. Participants separating from service after becoming 100% vested in their benefit but prior to becoming eligible for early retirement are not eligible to have their benefit payments commence prior to their normal retirement date.

     In addition to the formula benefit described above, participants who retire after becoming eligible for early retirement but prior to their normal retirement date are entitled to receive a temporary supplemental monthly retirement income beginning at age 62, with such monthly payment continuing until their attainment of age 65. This supplement, $465.80 per month in fiscal year 2007, is adjusted annually to reflect inflation, but is ultimately capped at $600 per month.

NONQUALIFIED DEFERRED COMPENSATION

     The following table discloses contributions, earnings and balances under the Littelfuse, Inc. Supplemental Executive Retirement Plan ("SERP") for each Named Executive Officer.

NONQUALIFIED DEFERRED COMPENSATION IN 2007 TABLE

                                   EXECUTIVE        COMPANY      AGGREGATE     AGGREGATE      AGGREGATE
                                 CONTRIBUTIONS   CONTRIBUTIONS    EARNINGS    WITHDRAWALS/     BALANCE
                                    IN 2007         IN 2007       IN 2007    DISTRIBUTIONS   AT 12/31/07
NAME                                  ($)             ($)           ($)           ($)            ($)
----                             -------------   -------------   ---------   -------------   -----------
Gordon Hunter.................        N/A               N/A           N/A         N/A               N/A
Philip G. Franklin............        N/A           155,828(1)     66,630(2)       --         1,055,330(3)
David R. Samyn................        N/A               N/A           N/A         N/A               N/A
David W. Heinzmann............        N/A               N/A           N/A         N/A               N/A
Dal Ferbert...................        N/A               N/A           N/A         N/A               N/A


--------

   (1) This amount is included in amounts reported for 2007 in the All Other Compensation column of the Summary Compensation Table.

   (2) This amount includes $19,323 that is included in amounts reported for 2007 in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the Summary Compensation Table because it exceeds the interest that would have been credited in 2007 had the interest crediting rate been equal to 120% of the long-term Applicable Federal Rate published by the Internal Revenue Service for December 2007.

   (3) This amount includes no contribution by Mr. Franklin, $802,647 of Company contributions and $252,683 of interest earnings. Of the amount reported in this column, $802,647 was previously reported as compensation (or interest earnings thereon) to Mr. Franklin in previous years. As of December 31, 2007, Mr. Franklin is 90% vested in his SERP account balance.

     We maintain the Littelfuse, Inc. Supplemental Executive Retirement Plan ("SERP"), a non-qualified defined contribution plan that is a legacy plan that was closed to new participants several years ago. The plan was intended to provide supplemental retirement benefits to enable us to attract and retain executives. Mr. Franklin is the only NEO who is a participant in the SERP.

     The SERP is an unfunded plan with a notional account maintained for each participant. An allocation is made on December 31 of each year to each active participant's notional account. The amount of the allocation is the amount necessary to fully fund the participant's target benefit (described below) by December 31 of the year ending coincident with or immediately preceding his attainment of age 62, which is defined as the normal retirement date under the SERP. In addition to this annual allocation, on December 31 of each year, each active participant's notional account is credited with interest of 8.00% of the account balance as of the previous December 31.

     The target benefit under the SERP is 65% of the participant's final average compensation, prorated for service projected to the participant's normal retirement date less than 12 years, and offset by (a) the benefits attributable to employer contributions under any qualified retirement plans maintained by us and (b) 50% of the participant's estimated Social Security benefit. With regard to offset (a), the benefit is projected to the participant's normal retirement date and converted to a joint and 50% survivor annuity. "Final average compensation" is the average annual compensation paid to the participant by us during the five consecutive calendar year period preceding his termination of employment. Compensation includes the participant's base salary and any other cash compensation payments to the participant, including amounts deferred under the 401(k) plan or any Internal Revenue Code Section 125 (cafeteria) plans, and further includes any bonuses attributable to a calendar year regardless of whether the bonuses are paid during such calendar year.

     Participants become 30% vested in their notional account balance after completing three years of service, and earn an additional 10% vesting for each subsequent year of service until becoming 100% vested after ten years of service. Participants also become 100% vested upon death, total and permanent disability or attainment of age 62, regardless of their length of service. Participants who are terminated for cause, or who are employed by a competitor within two years of their termination of employment, forfeit their entire account balance. Upon termination or retirement, benefits are paid as a lump sum as soon as administratively feasible following a six month deferral period.

POST-EMPLOYMENT COMPENSATION

     Upon the termination of a NEO, such officer may be entitled to additional benefits or payments beyond those provided under our benefit plans, depending on the event triggering the termination. The events that would trigger a NEO's entitlement to additional benefits or payments, and the estimated value of these additional benefits or payments, are described in the following table. The table has been prepared assuming a termination date and, where applicable, a change of control date of December 29, 2007, and a stock price of $33.19 per share, which was the closing price of our common stock on December 28, 2007 (the last trading day of fiscal year 2007):

                                                               VOLUNTARY
                          VOLUNTARY         VOLUNTARY       RESIGNATION FOR
                       RESIGNATION FOR     RESIGNATION       GOOD REASON OR
                        GOOD REASON OR   OTHER THAN FOR       INVOLUNTARY
                         INVOLUNTARY       GOOD REASON     TERMINATION OTHER
                         TERMINATION     OR INVOLUNTARY      THAN FOR CAUSE
                        OTHER THAN FOR     TERMINATION    WITHIN 2 YEARS OF A
                            CAUSE           FOR CAUSE      CHANGE OF CONTROL       DEATH       DISABILITY     RETIREMENT
                       ---------------   --------------   -------------------   ----------     ----------     ----------
Gordon Hunter........     $1,563,716(1)           --           $6,264,311(2)    $2,759,343(3)  $  913,343(4)  $  554,534(5)
Philip G. Franklin...     $  949,797(6)     $949,797(6)        $4,400,668(2)    $2,439,139(3)  $1,434,639(4)  $1,329,106(5)
David R. Samyn.......     $       --              --           $2,086,624(2)    $1,151,233(3)  $  345,633(4)  $  345,633(5)
David W. Heinzmann...     $       --              --           $1,932,081(2)    $1,141,063(3)  $  336,063(4)  $  336,063(5)
Dal Ferbert..........     $       --              --           $1,725,160(2)    $1,003,963(3)  $  336,063(4)  $  336,063(5)


--------

   (1) The figure shown represents one year of annual base salary plus one year AIP target bonus plus the cost of one year of continued coverage under our group health, dental and life insurance plans plus the cost of outplacement services (at the maximum of $25,000). In addition, Mr. Hunter is entitled to a pro-rata portion of his AIP bonus for the year of his termination, which in this case is his full 2007 AIP bonus. The full 2007 AIP bonus is included in the figure shown. These additional benefits and payments are conditioned upon Mr. Hunter signing a waiver and release of claims agreement.

   (2) The figure shown represents two years of annual base salary plus two times the highest recent AIP bonus plus the value of all unvested options and shares under the equity-based plans (assuming full vesting and exercise on December 29, 2007) plus the cost of two years of continued coverage under our group health plan plus the cost of outplacement services for up to two years (at the maximum of 15% of annual base salary) plus an excise tax gross-up. The NEO is also entitled to a pro-rata portion of his AIP bonus for the year of his termination, with that bonus assumed to be no less than the highest recent annual bonus paid to him, which in this case is his full 2007 AIP bonus. The full 2007 AIP bonus is included in the figure shown. In addition, Mr. Franklin is entitled to two additional years' allocation to the SERP. The full SERP account balance as of December 29, 2007 plus the two additional years' allocations are included in the figure shown. In addition to the above additional benefits and payments, the NEO is no longer bound by any non-compete agreements.

   (3) The figure shown represents life insurance coverage equal to three times annual base salary plus $10,000, and the value of all unvested options under the stock option plans and shares under the equity-based plans (assuming full vesting and exercise on December 29, 2007). In addition, Mr. Hunter is entitled to a pro-rata portion of his AIP bonus for the year of his death, which in this case is his full 2007 AIP bonus. The full 2007 AIP bonus is included in the figure shown. For Mr. Franklin, the figure shown also includes the full value as of December 29, 2007 of his SERP account.

   (4) The figure shown represents the value of all unvested options under the stock option plans and shares under the equity-based plans (assuming full vesting and exercise on December 29, 2007). In addition, Mr. Hunter is entitled to a pro-rata portion of his AIP bonus for the year in which he became disabled, which in this case is his full 2007 AIP bonus. The full 2007 AIP bonus is included in the figure shown. For Mr. Franklin, the figure shown also includes the full value as of December 29, 2007 of his SERP account.

   (5) The figure shown represents the value of all unvested options under the stock option plans and shares under the equity-based plans (assuming full vesting and exercise on December 29, 2007). For Mr. Franklin, the figure shown also includes the full value as of December 29, 2007 of his SERP account.

   (6) As of December 29, 2007, Mr. Franklin is 90% vested in his SERP account balance. The figure shown represents 90% of the value of Mr. Franklin's SERP account as of December 29, 2007. Mr. Franklin is entitled to this amount at retirement, upon any resignation from the Company, or if his employment was involuntarily terminated by the Company without cause. If Mr. Franklin's employment was terminated by the Company for cause, he would forfeit the amount of the SERP account.

  Voluntary Resignation for Good Reason or Involuntary Termination other than for Cause

     Other than as provided for in Mr. Hunter's employment agreement (as described in "-- Gordon Hunter's Employment Agreement Post-Employment Provisions" below), the Named Executive Officers are not entitled to any benefits or payments (beyond those provided under our benefit plans) in the event of their voluntary resignation for good reason or their involuntary termination other than for cause.

  Voluntary Resignation other than for Good Reason or Involuntary Termination for Cause

     Other than Mr. Franklin, as discussed below, none of the Named Executive Officers are entitled to any benefits or payments (beyond those provided under our benefit plans) in the event of their voluntary resignation other than for good reason or their involuntary termination for cause. As of December 29, 2007 Mr. Franklin is 90% vested in his SERP account balance. Mr. Franklin is entitled to the vested portion of his SERP account at retirement upon any resignation from the Company, including a resignation for other than good reason, or if his employment was involuntarily terminated by the Company without cause. If Mr. Franklin was terminated by the Company for cause, he would forfeit the amount of the SERP account.

  Voluntary Resignation for Good Reason or Involuntary Termination other than for Cause within two years of a Change of Control

     The Named Executive Officers are entitled to additional benefits and payments (beyond those provided under the benefit plans covering all of our salaried employees) in the event of their voluntary termination for good reason or their involuntary termination other than for cause within two years following a change of control. The additional benefits and payments they are entitled to are described in "-- Change of Control Agreements Post-Employment Provisions" below.

  Death

     In the event of the death of a Named Executive Officer, he is entitled to a payout under our life insurance plan equal to three times annual base salary plus $10,000 and, as described in "-- Equity-based Compensation Plans Post-Employment Provisions" below, any unvested stock options will fully vest. As described in "-- Gordon Hunter's Employment Agreement Post-Employment Provisions" below, Mr. Hunter is also entitled to a pro-rata portion of his bonus for the year of his death. In addition, Mr. Franklin would become fully vested in his SERP account and his benefit would commence immediately.

  Disability

     In the event a Named Executive Officer becomes disabled, his unvested stock options will fully vest, as described in "-- Equity-based Compensation Plans Post-Employment Provisions" below. As described in "-- Gordon Hunter's Employment Agreement Post-Employment Provisions" below, Mr. Hunter is also entitled to a pro-rata portion of his bonus for the year in which he became disabled. In addition, Mr. Franklin would become fully vested in his SERP account and his benefit would commence immediately.

  Retirement

     As of December 29, 2007, none of the NEOs had satisfied both the age and service requirements to be eligible for retirement under the Pension Plan or equity-based compensation plans. As such, if any of the NEOs were to separate from service, he would not be eligible for immediate commencement of benefits under the Pension Plan nor would he be eligible for any accelerated vesting under the equity-based compensation plans. With regard to the SERP, Mr. Franklin is the only NEO eligible to participate in the plan. Mr. Franklin is currently 90% vested. If he were to terminate service and retain his right to a benefit, the vested portion of his SERP account would not be payable until his normal retirement date of October 31, 2013.

  Equity-based Compensation Plans Post-Employment Provisions

     Under the provisions of the 1993 Stock Plan for Employees and Directors of Littelfuse, Inc. (the "1993 Equity Plan") and the Stock Plan for Employees and Directors of Littelfuse, Inc. (the "Original Equity Plan"), all participants, including Messrs. Hunter, Franklin, Samyn, Heinzmann and Ferbert, will have all of their unvested stock options fully vest upon their death, total disability or eligible retirement (as such terms are defined under these plans) and upon a change of control (as such term is defined under these plans). Upon any such termination of employment or change of control, the stock option holder may exercise his or her vested stock options (including those which become vested as described above) until the earlier of (1) the date on which the stock options would otherwise terminate in accordance with the terms of their grants or (2) the expiration of three months after the change of control or date of termination (twelve months in the case of death). Under all other termination of employment events, all unvested stock options are forfeited upon termination and the holder has three months after termination to exercise his or her stock options which were vested immediately prior to termination.

     Under the provisions of the Equity Plan, all participants, including Messrs. Hunter, Franklin, Samyn, Heinzmann and Ferbert, will have all of their unvested stock options fully vest upon their death or disability (as such term is defined under this plan) and upon any termination of employment following a change of control (as such term is defined under this plan). Upon any such termination of employment, the stock option holder may exercise his or her vested stock options (including those which become vested as described above) until the earlier of (1) the date on which the stock options would otherwise terminate in accordance with the terms of their grants or (2) the expiration of three months after the date of termination (twelve months in the case of death). If the employment of any participant, including Messrs. Hunter, Franklin, Samyn, Heinzmann and Ferbert, terminates by reason of eligible retirement (as such term is defined under the Equity Plan), all stock options held by the participant shall vest on the same dates, and shall remain exercisable for the same periods, as if the participant were still employed. Under all other termination of employment events, all unvested stock options are forfeited upon termination and the holder has three months after termination to exercise his or her stock options which were vested immediately prior to termination.

     Performance shares/units which have been granted under the 1993 Plan and the Equity Plan have an initial three-year performance period during which we must attain certain specified Company financial targets and a subsequent three-year vesting period. Any participant, including Messrs. Hunter, Franklin, Samyn, Heinzmann and Ferbert, whose employment terminates for any reason prior to the expiration of the three-year performance period respecting a performance share/unit will be deemed to forfeit the performance share/unit. If termination occurs after the expiration of the three-year performance period but prior to the expiration of the subsequent three-year vesting period, all of the remaining restrictions on any restricted shares of our common stock issued with respect to a performance share/unit will lapse upon the death, total disability or eligible retirement of the participant or upon a change in control. Any other termination of employment prior to the expiration of the three-year vesting period will cause all restricted shares of our common stock issued pursuant to a performance share/unit and which are still unvested to be forfeited and cancelled.

  Gordon Hunter's Employment Agreement Post-Employment Provisions

     If the employment of Mr. Hunter is terminated for cause (as such term is defined in his employment agreement), or if Mr. Hunter terminates his employment other than for good reason (as such term is defined in his employment agreement) his employment agreement provides that he is entitled to receive his compensation and benefits accrued up to the date of termination.

     If Mr. Hunter's employment terminates due to death or disability, his employment agreement provides that he is entitled to receive his compensation and benefits accrued up to the date of termination plus his annual incentive bonus for the performance period in which the date of termination occurs based on actual performance for the entire period but subject to a pro rata reduction to reflect the portion of the performance period following the date of termination.

     If Mr. Hunter's employment is terminated by us other than for cause, or he terminates his employment for good reason (as such term is defined in his employment agreement) his employment agreement provides that Mr. Hunter is entitled to receive his compensation and benefits accrued up to the date of termination. In addition, we will: (1) continue to pay him his base salary during the twelve months following the date of termination at the rate in effect on the date of termination; (2) pay him his annual incentive bonus at target payable in twelve equal monthly installments; (3) if Mr. Hunter elects to exercise his COBRA rights to continue his Company sponsored group health and dental plan benefits, continue to contribute to the premium cost for Mr. Hunter and his eligible dependents for up to twelve months; (4) pay him an incentive bonus for the performance period in which the date of termination occurs subject to a pro-rata reduction to reflect the portion of the performance period following the date of termination; (5) continue to contribute to the premium cost of Mr. Hunter's participation in our group life insurance plan for up to twelve months; and (6) pay up to $25,000 for costs and expenses of outplacement services.

  Change of Control Agreements Post-Employment Provisions

     Messrs. Hunter, Franklin, Samyn, Heinzmann and Ferbert each have a change of control employment agreement with us. If a change of control (as such term is defined in the change of control employment agreements) occurs at any time on or before January 1, 2009, we have agreed to continue to employ Messrs. Hunter, Franklin, Samyn, Heinzmann and Ferbert, and each of them has agreed to remain an employee, for two years after the occurrence of the change of control (the "Employment Period"). During the Employment Period, we will provide them with compensation and benefits that are no less than the compensation and benefits provided to them prior to the change of control.

     In the event that we terminate the employment of Messrs. Hunter, Franklin, Samyn, Heinzmann and Ferbert during the Employment Period other than for cause, death or disability (as such terms are defined in the change of control employment agreements) or if any of them terminate their employment for good reason (as such term is defined in the change of control agreements):

          (1) we will pay to the terminated executive his accrued base salary, a prorated bonus (assuming his bonus would have been no less than any previous recent bonus paid to him), any deferred compensation and any accrued vacation pay (the "Accrued Obligations") plus an amount equal to two times the sum of his annual base salary and his highest recent annual bonus;

          (2) during the two years following the date of termination, we will continue to provide medical insurance benefits to the terminated executive and his family at least equal to those which would have been provided to them in accordance with the medical insurance benefits to which the terminated executive was entitled if the terminated executive's employment had not been terminated;

          (3) for a period of up to two years after the date of termination, we will provide outplacement services to the terminated executive for the purpose of assisting the terminated executive to seek new employment at a cost not to exceed fifteen percent of the terminated executive's annual base salary;

          (4) any option or right granted to the terminated executive under any of our equity-based plans will be exercisable by the terminated executive until the earlier of the date on which the option or right terminates in accordance with the terms of its grant or the expiration of twelve months after the date of termination;

          (5) we will pay or provide to the terminated executive any other amounts or benefits required to be paid or provided or which the terminated executive is eligible to receive under any of our plans, programs, policies, practices, contracts or agreements (the "Other Benefits");

          (6) on and after the date of termination the terminated executive will not be bound or prejudiced by any non-competition agreement benefiting us or our subsidiaries; and

          (7) we will credit as of the date of the termination the SERP account of Mr. Franklin with an amount equal to the sum of the two respective amounts which would have been credited to his account on the two valuation dates next following his date of termination assuming (a) he had continued to be employed by us up to and including these valuation dates, (b) his compensation (as defined in the SERP) during the assumed employment period equaled his compensation for the most recently ended plan year prior to his termination and (c) we would continue the SERP up to and including these valuation dates. No amount will be credited to his SERP account, however, for any valuation date occurring after his attainment of age 62.

     If the terminated executive's employment is terminated by reason of his death or disability during the Employment Period, we will pay to the terminated executive or his legal representative the Accrued Obligations and the Other Benefits, which will include, in the case of death, benefits at least equal to the most favorable benefits provided by us to the estates and beneficiaries of peer executives and which will include, in the case of disability, disability and other benefits at least equal to the most favorable of those generally provided by us to disabled executives and/or their families.

     If the terminated executive's employment is terminated for cause during the Employment Period, we will pay to the terminated executive his annual base salary through the date of termination, the amount of any compensation previously deferred by the terminated executive, and provide the Other Benefits. If the terminated executive voluntarily terminates his employment during the Employment Period, excluding a termination for good reason, we will pay him the Accrued Obligations and the Other Benefits.

     In the event it is determined that any payment or distribution by us to Messrs. Hunter, Franklin, Samyn, Heinzmann and Ferbert would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any interest or penalties are incurred by any of them with respect to such excise tax (collectively, the "Excise Tax"), then they will be entitled to receive an additional gross-up payment in an amount such that, after payment of all taxes, they retain an amount of the gross-up payment equal to the Excise Tax imposed upon the payments. Additionally, if it is subsequently determined that any of them are subject to the additional tax and interest provided in Section 409A(a)(1)(B) of the Internal Revenue Code with respect to any portion of any payment made to them, then they will also be entitled to receive an additional payment calculated in the same manner as a gross-up payment.

  Pension Plan Post-Employment Provisions

     The Pension Plan does not distinguish between voluntary resignations (for good reason or otherwise) and involuntary terminations (for cause or otherwise). The Pension Plan also offers no special provisions for terminations due to a change of control. Normal retirement is the first of the month coincident with or next following the attainment of age 65 and completion of five years of service, and participants are eligible for early retirement upon attaining age 55 and completing ten years of service. Participants who terminate employment after completing five years of service earn a non-forfeitable right to a benefit.

  SERP Post-Employment Provisions

     The Plan's normal retirement date is the last day of the month coincident with or next following the date the participant attains age 62, and early retirement date means the last day of the month coincident with or next following the date the participant attains age 55 and completes ten years of service. Participants become 30% vested upon completion of three years of service, and earn an additional 10% vesting for each subsequent year of service until becoming 100% vested after ten years of service. Participants also become vested upon death, total disability and the attainment of age 62 regardless of their length of service. Participants who are terminated for cause or who are employed by a competitor within two years of their termination of employment forfeit their benefit under the plan.

     As of December 29, 2007, Mr. Franklin is the only NEO eligible to participate in the SERP. Although he is 90% vested in his benefit, were he to terminate service and retain his right to a benefit, that benefit would not be payable until his normal retirement date, October 31, 2013.

     If Mr. Franklin were to be terminated for good reason, or be terminated by us other than for cause, within two years following a change of control, as of the date of the termination, Mr. Franklin's SERP account would be credited with two additional years' allocations (as described in "-- Change of Control Agreements Post-Employment Provisions") and two additional years of service. The additional years of service would fully vest Mr. Franklin in the amount in his SERP account and allow him to satisfy the service requirement for immediate commencement of his SERP account balance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We did not enter into any Related Person Transactions in 2007.

                          REPORT OF THE AUDIT COMMITTEE

     Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Exchange Act that might incorporate by reference filings, including this Proxy Statement, in whole or in part, the following Report of the Audit Committee shall not be incorporated by reference into any such filings.

     The Audit Committee oversees our financial reporting process and compliance with the Sarbanes-Oxley Act on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee also reviewed and discussed the audited financial statements with the independent auditors and discussed the matters requiring discussion pursuant to Statement of Accounting Standards No. 61, as amended or superseded, including the accounting methods used in the audit. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures and letter received by the Audit Committee from the independent auditors as required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatibility of non-audit services with auditors' independence.

     The Audit Committee discussed with the independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Audit Committee held 11 meetings during fiscal 2007.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 29, 2007 for filing with the SEC. The Audit Committee and the Board have also recommended, subject to stockholder approval and ratification, the selection of Ernst & Young LLP as our independent auditors for the fiscal year ended December 28, 2008.

                                        AUDIT COMMITTEE:

                                        Anthony Grillo (Chairman)
                                        John E. Major
                                        Ronald L. Schubel

                                 PROPOSAL NO. 2

                          APPROVAL AND RATIFICATION OF
                       APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to approval of the stockholders, the Audit Committee of the Board of Directors has appointed Ernst & Young LLP, an independent registered public accounting firm, as independent auditors to examine the annual consolidated financial statements of the Company and its subsidiary companies for the fiscal year ending December 28, 2008. The stockholders will be asked at the meeting to approve and ratify such appointment. A representative of Ernst & Young LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to stockholders' questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE FOLLOWING RESOLUTION, WHICH WILL BE PRESENTED AT THE MEETING:

          Resolved: That the appointment by the Audit Committee of Board of Directors of the Company of Ernst & Young LLP as our independent auditors for the fiscal year ending December 28, 2008, be approved and ratified.

AUDIT AND NON-AUDIT FEES

     The following table presents the approximate fees for professional audit services rendered by Ernst & Young LLP for the audit of our financial statements for the fiscal years ended December 29, 2007 and December 30, 2006, as well as the approximate fees billed for other services rendered by Ernst & Young LLP:

                                                          2007         2006
                                                       ----------   ----------
Audit fees(1)........................................  $1,542,000   $1,662,000
Audit-related fees(2)................................     221,000      126,000
Tax advisory services(3).............................     547,000      710,000
Other(4).............................................          --        2,000
                                                       ----------   ----------
Total................................................  $2,310,000   $2,500,000
                                                       ==========   ==========



--------

   (1) Includes fees related to statutory audits of foreign subsidiaries, Sarbanes-Oxley compliance and review of financial statements included in our Forms 10-Q and 10-K.

   (2) Includes fees related to audits of employee benefit plans and acquisition activity during 2007 and 2006.

   (3) Includes fees related to tax compliance, tax advice and tax planning.

   (4) Includes fees related to the Ernst & Young LLP on-line research tool.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the registered public accounting firm's independence. The Audit Committee pre-approves the annual engagement of the principal independent registered public accounting firm, including the performance of the annual audit, statutory audits at foreign locations, quarterly reviews and tax services. The Audit Committee has considered the role of Ernst & Young LLP in providing services to us and has concluded that such services are compatible with such firm's independence.

                                 PROPOSAL NO. 3

                APPROVAL OF THE LITTELFUSE ANNUAL INCENTIVE PLAN

     The Board of Directors has approved and recommends that the stockholders approve the Littelfuse, Inc. 2008 Annual Incentive Plan (the "Incentive Plan") which, if approved, would become effective as of January 1, 2008.

     The Incentive Plan would establish procedures for the Compensation Committee (the "Committee") to use in setting the performance factors to be used in granting annual incentive awards to certain key employees. The Incentive Plan also would specify the permissible performance factors that may be used for incentive awards to executive officers whose compensation may be subject to the limit on the deductibility of compensation paid to certain executive officers pursuant to Section 162(m) of the Internal Revenue Code, so that such awards may qualify for the exception to Section 162(m) for qualified performance-based compensation. We believe that the adoption of the Incentive Plan will further promote our goals of enhancing the long-term profitability and stockholder value by establishing written procedures to govern annual incentive awards and insuring that we will be able to deduct incentive awards paid to our executive officers.

     The full text of the Incentive Plan appears as Exhibit A to this Proxy Statement, to which reference is made for a full statement of its terms and provisions. A summary of the principal provisions of the Incentive Plan is set forth below:

          Awards. The Incentive Plan provides for grants of incentive awards, in the discretion of the Committee, to management and key employees of the Company. Awards are based on the achievement of performance factors specified in the award during a designated performance period. Each performance period will generally be a twelve-month period corresponding with a calendar year, although the Committee has the authority to designate a person who is hired or promoted during a performance period as a participant in the plan in which event the performance period for that participant will be the remaining period of the year after he or she is so designated.

          Grant of Awards. The Committee will designate the participants eligible to receive awards during the first 90 days of each performance period commencing with the performance period that began on January 1, 2008. In the case of a participant designated upon hire or promotion during a performance period, the award will be granted at the time he or she is so designated. At the time the Committee determines the participants for a performance period, it will also classify each participant as a "Named Executive" or "Other Participant." A participant may be classified as a Named Executive if the Committee determines, in its discretion, that the participant is reasonably expected to be one of the executive officers of the Company whose compensation may be subject to the limitation on deductibility imposed by Section 162(m) of the Internal Revenue Code (generally the Chief Executive Officer and the three executive officers (other than the Chief Financial Officer) whose compensation must be disclosed in the Proxy Statement, and to have total compensation, if the maximum award is received, in excess of $1,000,000. Each participant who is not classified by the Committee as a Named Executive for a performance period will be classified as an Other Participant.

          Performance Factors. Each award will specify performance factors applicable to the participant, and the amount of the award that will be earned based upon the extent to which the performance factors are achieved. In the case of a Named Executive, the performance factors must be objective and based solely upon one or more of the following business criteria, which may apply to the individual in question, an identifiable business unit or the Company as a whole, and on an annual or other periodic or cumulative basis: (1) sales values, (2) margins (including profit, operating profit, or gross margins), (3) volume, (4) cash flow, (5) stock price, (6) market share, (7) revenue, (8) sales, (9) earnings per share (either primary or fully diluted), (10) profits, (11) net income, (12) cash from operations,
     (13) net operating profit after taxes, (14) pre-tax earnings, (15) operating earnings, (16) earnings before interest and taxes, (17) earnings before interest, taxes, and depreciation and/or amortization, (18) return on equity, (19) return on assets (including return on net assets or net tangible assets), (20) return on sales, (21) return on capital employed,
     (22) economic value added, or (23) total shareholder return (in each case, whether compared to pre-selected peer groups or not). The performance factors for Other Participants may include any of the above-listed criteria, and may also include such other business criteria as the Committee may determine to be appropriate, which may include financial and nonfinancial performance goals that are linked to the individual's business unit or the Company as a whole or to the individual's areas of responsibility.

          Amount of Award. Each award will specify a target award, which is the amount the participant will receive if the target level of the participant's performance factors are achieved, a threshold award, which is the reduced amount that the participant will receive if the participant's performance factors only achieve their minimum level for the payment of an award, and a maximum award, which is the maximum amount the participant may receive if the participant's performance factors exceed their target level. Each award will also include a formula that specifies the amount that the participant will receive based upon the extent to which the participant's performance factors are achieved. Awards may be stated either as a dollar amount or a percentage of the participant's base salary (as in effect when the award is determined). In the case of a Named Executive, the relationship of the amount of the award to the achievement of the performance factors must be such that an outside party, with knowledge of all relevant factors, could calculate the amount of the award, subject to the Committee's authority to reduce the award. In the case of an Other Participant, the amount of the award may include subjective determinations by the Committee or the Other Participant's superiors. At the end of each performance period, the Committee will determine the extent to which each participant's performance factors have been achieved and the amount of the participant's award, if any. The Committee has the authority to decrease but not increase the award of any Named Executive, and to increase or decrease the award of any Other Participant, in its sole discretion.

          Maximum Amount of Award. No award payable to any Participant for any Performance Period may exceed $2,000,000.

          Payment of Awards. All awards, to the extent earned, will be paid in cash after the conclusion of the performance period, but not later than the March 15th following the conclusion of the performance period, provided that the participant is employed on the last day of the performance period. Participants may elect to defer payment of any award in accordance with the terms of a deferred compensation plan adopted by us, if any.

          Termination of Employment. In general, a participant must be employed on the last day of a performance period to receive payment of any award earned for such performance period. In the event that a participant dies, becomes permanently disabled, or is terminated by us without cause during a performance period, the Committee may, but shall not be obligated to, provide for the payment of an appropriate portion (as determined by the Committee in its sole discretion) of such participant's award for the performance period.

          Term of Incentive Plan. The Incentive Plan became effective, subject to approval by the stockholders, upon adoption by the Board of Directors. If the Incentive Plan is not approved by the stockholders, then any award previously granted to a Named Executive will be null and void and no payment will be made pursuant to such award. The Incentive Plan will terminate on the fifth anniversary of the date on which it is approved by the stockholders. No new awards or right to receive an incentive payment will be granted after the termination of the Plan. However, unless otherwise expressly provided in the Incentive Plan, any right to receive payment for an award prior to the termination date may extend beyond the termination of the Incentive Plan, and the authority of the Board of Directors and Committee to amend or otherwise administer the Incentive Plan will extend beyond the termination of the plan.

          Administration. The Incentive Plan is administered by the Committee, which has the exclusive authority to make awards under the Incentive Plan and all interpretations and determinations affecting the Incentive Plan. The Committee may delegate its authority to grant awards for participants other than executive officers subject to Section 16 of the Securities Exchange Act of 1934 (or to make determinations with respect to such awards) to officers of the Company.

          Eligibility. Participation in the Incentive Plan is limited to our officers and key employees who are selected from time to time by the Committee. Directors who are not also our employees are not eligible to receive awards under the Incentive Plan. Participants in the Incentive Plan are eligible to participate in any other incentive plan of the Company.

          Adjustment of Performance Factors. The Committee will provide the manner in which any performance factor will be adjusted to the extent necessary to prevent dilution or enlargement of any award as a result of extraordinary events or circumstances, as determined by the Committee, or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction. No such adjustment will be made, however, if the effect of that adjustment would cause the Named Executive's award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code.

          Transfer of Awards. In general, awards may not be transferred, and no right to any incentive payment may be pledged, attached or otherwise encumbered. The Committee may permit participants to designate beneficiaries who will receive any amount to which a participant becomes entitled upon his or her death.

          Amendment or Termination. Our Board of Directors may amend, alter, suspend, discontinue or terminate the Incentive Plan, without the approval of the stockholders of the Company, except that no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would violate the rules or regulations of NASDAQ or the National Association of Securities Dealers, Inc. that are applicable to the Company, or cause awards granted to Named Executives to fail to qualify as qualified performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code. We may not amend, alter, suspend, discontinue or terminate any rights to an award, prospectively or retroactively, without the consent of the participant or holder or beneficiary thereof, except as otherwise provided in the Incentive Plan.

          Federal Income Tax Consequences. The following is a general summary of certain of the principal federal income tax consequences applicable to the Company and to a participant, who is an individual and a citizen or a resident of the United States for federal income tax purposes, upon the receipt, exercise and disposition of awards under the Incentive Plan. This summary is not intended as a complete description of all federal income tax consequences, and any participant should consult his own tax advisor with respect to the federal, state and local tax consequences of any transaction involving an award under the Incentive Plan.

     The amount of any award paid to a participant in cash will constitute ordinary taxable income for federal income tax purposes, taxable at the time of receipt. In 2004, Congress enacted Section 409A of the Internal Revenue Code, which establishes certain limitations on the payment of deferred compensation, and imposes a 20% penalty tax, in addition to regular income tax, on any deferred compensation that does not meet the requirements of Section 409A. In general, we anticipate that awards under the Incentive Plan will not constitute deferred compensation for purposes of Section 409A, unless a participant voluntarily elects to defer receipt of an award pursuant to a deferred compensation plan adopted by us in accordance with Section 409A. At present, we have no such deferred compensation plan. If we are unable to pay awards prior to the March 15th following the last day of a performance period, the award may constitute deferred compensation subject to Section 409A of the Internal Revenue Code. However, we do not anticipate that this would result in participants being subject to the penalty tax imposed by Section 409A.

     In general, we will be entitled to deduct any amount of any award payable to a participant, subject to general limitations on the deductibility of corporate business expenses. If a participant elects to defer payment of an award under a deferred compensation plan established by us, the award would not be deductible until the year in which the award is actually paid to the participant.

     Section 162(m) of the Internal Revenue Code prohibits the deduction of compensation paid in any year to our NEOs, other than our Chief Financial Officer, to the extent that such compensation exceeds $1,000,000, with certain exceptions. One exception to the limitation of Section 162(m) is for "qualified performance-based compensation" as defined in the regulations issues pursuant to
Section 162(m). Amounts received pursuant to the Incentive Plan will constitute qualified performance-based compensation only if the payment is contingent upon the achievement by the participant of objective performance-based goals established in advance by the Committee and approved by the stockholders of the Company. It is our intent and expectation that all awards to Named Executives will satisfy the requirements for qualified performance-based compensation, and therefore that the deduction of such awards will not be limited by Section 162(m). However, if the Committee does not designate a participant as a Named Executive, and such participant subsequently becomes a named officer for purposes of Section 162(m), deduction of the award payable to such participant could be disallowed in whole or in part.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE FOLLOWING RESOLUTION, WHICH WILL BE PRESENTED AT THE MEETING:

          RESOLVED: That the Littelfuse, Inc. 2008 Annual Incentive Plan, as adopted by the Board of Directors on February 1, 2008 and recommended to the stockholders, be approved and ratified.


                          COMPENSATION PLAN INFORMATION

     Information about our equity compensation plans at December 29, 2007 that were either approved or not approved by our stockholders was as follows (number of shares in thousands):

                                                                               NUMBER OF SECURITIES
                                  NUMBER OF SECURITIES                          REMAINING AVAILABLE
                                    TO BE ISSUED UPON      WEIGHTED-AVERAGE     FOR FUTURE ISSUANCE
                                       EXERCISE OF        EXERCISE PRICE OF        UNDER EQUITY
PLAN CATEGORY                      OUTSTANDING OPTIONS   OUTSTANDING OPTIONS    COMPENSATION PLANS
-------------                     --------------------   -------------------   --------------------
Equity compensation plans
  approved by security holders..        2,010,104               $31.19                966,266
Equity compensation plans not
  approved by security holders..               --                   --                     --
                                        ---------               ------                -------
     Total......................        2,010,104               $31.19                966,266
                                        =========               ======                =======



                              STOCKHOLDER PROPOSALS

     Any stockholder proposal intended to be presented at the 2009 annual meeting of our stockholders must be received at our principal executive offices by December 26, 2008, in order to be considered for inclusion in our proxy materials relating to that meeting. Our bylaws require that in order to nominate persons to our Board of Directors or to present a proposal for action by stockholders at an annual meeting of stockholders, a stockholder must provide advance written notice to our Corporate Secretary, which notice must be delivered to or mailed and received at our principal executive offices not later than the close of business on the 60th day (February 24, 2009 for the 2009 annual meeting of stockholders) nor earlier than the close of business on the 90th day prior (January 25, 2009 for the 2009 annual meeting of stockholders) to the first anniversary of the preceding year's annual meeting of stockholders. In the event that the date of the annual meeting to which such stockholder's notice relates is more than 30 days before or more than 60 days after such anniversary date, for notice by the stockholder to be timely it must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by us. In the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to or mailed and received at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us. The stockholder's notice must contain detailed information specified in our bylaws. As to any proposal that a stockholder intends to present to stockholders without inclusion in our Proxy Statement for our 2009 annual meeting of stockholders, the proxies named in management's proxy for that meeting will be entitled to exercise their discretionary authority on that proposal by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the stockholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, management knows of no matters to be brought before the meeting other than the matters referred to in this Proxy Statement.

                                        By order of the Board of Directors,

                                         (-s- MARY S. MUCHONEY)
                                         Mary S. Muchoney
                                         Secretary

March 26, 2008

                                    EXHIBIT A

     The text of the Littelfuse, Inc. 2008 Annual Incentive Plan, as it is proposed to be approved and adopted, is as set forth below:

                                LITTELFUSE, INC.
                           2008 ANNUAL INCENTIVE PLAN

     1. Establishment. On February 1, 2008, the Board of Directors of Littelfuse, Inc. ("Littelfuse"), upon recommendation by the Compensation Committee of the Board of Directors, approved an incentive plan for executives and key employees of the Company as described herein, which plan shall be known as the "Littelfuse, Inc. 2008 Annual Incentive Plan." This Plan shall be submitted for approval by the stockholders of Littelfuse at the 2008 Annual Meeting of Stockholders, and no benefits shall be paid to Named Executives pursuant to this Plan unless and until this Plan has been approved by the stockholders.

     2. Purpose. The purpose of this Plan is to advance the interests of Littelfuse and its stockholders by attracting and retaining key employees, and by stimulating the efforts of such employees to contribute to the continued success and growth of the business of the Company.

     3. Definitions. When the following terms are used herein with initial capital letters, they shall have the following meanings:

          3.1 Award: a right granted by the Compensation Committee to Participants in the Plan to receive cash incentive payments upon the achievement by the Company of certain Performance Factors, subject to the provisions of the Plan.

          3.2 Base Salary: a Participant's annualized base salary, as determined by the Compensation Committee, as of the time the determinations under Section 4.3 are made with respect to a Participant for a particular Performance Period.

          3.3 Code: the Internal Revenue Code of 1986, as it may be amended from time to time, and any proposed, temporary or final Treasury Regulations or other authoritative administrative guidance promulgated thereunder.

          3.4 Company: Littelfuse, Inc., a Delaware corporation, and its subsidiaries or affiliates, whether now or hereafter established.

          3.5 Compensation Committee: the Compensation Committee, a standing committee of the Board of Directors of Littelfuse, or such other committee as may be designated by the Board of Directors to administer the plan. At least two members of the Compensation Committee shall be "outside directors" within the meaning of Treasury Regulations sec. 1.162-27(e)(3), and if there are other members of the Compensation Committee that are not outside directors as so defined, any grant to, or determination with respect to, a Named Executive shall be made by a subcommittee of the Compensation Committee composed only of the outside directors as so defined.

          3.6 Maximum Award: a dollar amount or a percentage of Base Salary, as determined by the Compensation Committee with respect to each Participant for each Performance Period, which represents the payment that the Participant will earn if the maximum level of the Participant's Performance Factors is achieved.

          3.7 Named Executives: all Participants for a given Performance Period designated by the Compensation Committee as "Named Executives" for purposes of this Plan. The Compensation Committee may designate as a Named Executive for any Performance Period any Participant who it determines, in its discretion, may (i) be a "covered employee" under Treasury Regulations sec. 1.162-27(c)(2), as interpreted by IRS Notice 2007-49, and (ii) receive total compensation in excess of $1,000,000, for that Performance Period.

          3.8 Other Participants: all Participants for a given Performance Period who are not designated as "Named Executives" by the Compensation Committee for such Performance Period.

          3.9 Participants: any management or key employee of the Company who is designated by the Compensation Committee during the first 90 days of a Performance Period as Participants in this Plan. Directors of the Company who are not also employees of the Company are not eligible to participate in the Plan. Participants shall be designated as either Named Executives or Other Participants by the Compensation Committee as provided in Section 4.3 below. A person who is hired by the Company, or promoted to a position in which he is eligible to be a Participant, during a Performance Period may also be designated as a Participant by the Compensation Committee at the time of hire or promotion, in which event the Performance Period for such Participant shall be the portion of the Performance Period remaining after the person is designated a Participant, and Compensation Committee shall establish the terms of such Participant's Award at the time the person is designated as a Participant, but in no event after the expiration of 25 percent of the days in the Participant's Performance Period.

          3.10 Performance Factor: the performance goals selected by the Compensation Committee for each Participant with respect to each Performance Period, the achievement of which shall determine the amount of the Participant's Award for the Performance Period, as follows:

               (a) The Performance Factors for each Named Executive shall be objective and shall be based solely upon one or more of the following business criteria, which may apply to the individual in question, an identifiable business unit or the Company as a whole, and on an annual or other periodic or cumulative basis: (i) sales values, (ii) margins (including profit, operating profit, or gross margins), (iii) volume,
          (iv) cash flow, (v) stock price, (vi) market share, (vii) revenue,
          (viii) sales, (ix) earnings per share (either primary or fully diluted), (x) profits, (xi) net income, (xii) cash from operations,
          (xiii) net operating profit after taxes, (xiv) pre-tax earnings, (xv) operating earnings, (xvi) earnings before interest and taxes, (xvii) earnings before interest, taxes, and depreciation and/or amortization, (xviii) return on equity, (xix) return on assets (including return on net assets or net tangible assets), (xx) return on sales, (xxi) return on capital employed, (xxii) economic value added, or (xxiii) total shareholder return (in each case, whether compared to pre-selected peer groups or not).

               (b) The Performance Factors for Other Participants may include any of the criteria listed in Section 3.10(a), and may also include such other business criteria as the Compensation Committee may determine to be appropriate, which may include financial and nonfinancial performance goals that are linked to such individual's business unit or the Company as a whole or to such individual's areas of responsibility, and which may include subjective determinations by the Compensation Committee or the Other Participant's superiors.

               (c) The Compensation Committee shall provide the manner in which any Performance Factor shall be adjusted to the extent necessary to prevent dilution or enlargement of any Award as a result of extraordinary events or circumstances, as determined by the Compensation Committee, or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction; provided, however, that no such adjustment will be made if the effect of such adjustment would cause the Named Executive's Award to fail to qualify as "performance based compensation" within the meaning of Section 162(m) of the Code.

          3.11 Performance Period: each consecutive twelve-month period commencing on January 1 of each year during the term of this Plan, beginning with January 1, 2008, or a portion of such twelve month period with respect to a person who becomes a Participant during such period as provided in the last sentence of Section 3.9.

          3.12 Plan:  this Littelfuse, Inc. 2008 Annual Incentive Plan.

          3.13 Target Award: a dollar amount or a percentage of Base Salary, as determined by the Compensation Committee with respect to each Participant for each Performance Period, which represents the payment that the Participant will earn if the target level of the Participant's Performance Factors is achieved.

          3.14 Threshold Award: a dollar amount or a percentage of Base Salary, as determined by the Compensation Committee with respect to each Participant for each Performance Period, which represents the payment that the Participant will earn if the threshold level of the Participant's Performance Factors is achieved.

     4. Administration.

     4.1 Power and Authority of Compensation Committee. The Plan shall be administered by the Compensation Committee. The Compensation Committee shall have full power and authority, subject to all the applicable provisions of the Plan and applicable law, to (a) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems necessary or advisable for the proper administration of the Plan, (b) construe, interpret and administer the Plan and any instrument or agreement relating to the Plan, and (c) make all other determinations and take all other actions necessary or advisable for the administration of the Plan. Unless otherwise expressly provided in the Plan, each determination made and each action taken by the Compensation Committee pursuant to the Plan or any instrument or agreement relating to the Plan shall be (i) within the sole discretion of the Compensation Committee, (ii) may be made at any time and (iii) shall be final, binding and conclusive for all purposes on all persons, including, but not limited to, Participants, and their legal representatives and beneficiaries, and employees of the Company.

     4.2 Delegation. The Compensation Committee may delegate its powers and duties under the Plan to one or more officers of the Company or a committee of such officers, subject to such terms, conditions and limitations as the Compensation Committee may establish in its sole discretion; provided, however, that the Compensation Committee shall not delegate its power (a) to make grants to or determinations (including certification pursuant to Section 4.4) regarding officers of the Company who are subject to Section 16 of the 1934 Act or (b) in such a manner as would cause the Plan not to comply with the provisions of
Section 162(m) of the Code.

     4.3 Determinations at the Outset of Each Performance Period. On or before the 90th day of each Performance Period, the Compensation Committee shall:

          (a) designate all Participants (including designation as Named Executives or Other Participants) for such Performance Period;

          (b) establish a Threshold Award, Target Award and Maximum Award for each Participant; and

          (c) with respect to each Participant, establish one or more Performance Factors and a formula to determine the amount of the Award that will be earned at different levels of achievement of the Performance Factors. For a Named Executive, the terms of the Award shall be such that an outside party, with knowledge of all relevant factors, could calculate the amount of the Award (subject to the Compensation Committee's authority to exercise negative discretion to reduce the amount of the Award as provided in Section 5.2(a).

     4.4 Certification. Following the close of each Performance Period and prior to payment of any amount to any Participant under the Plan, the Compensation Committee must certify in writing which of the applicable Performance Factors for that Performance Period (and the corresponding Award amounts) have been achieved and certify as to the attainment of all other factors upon which any payments to a Participant for that Performance Period are to be based. Such certification shall be made in time to permit payments to be made not later than the fifteenth day of the third month following the end of the Performance Period.

     4.5 Shareholder Approval. The material terms of this Plan shall be disclosed to and submitted for approval by stockholders of the Company in accordance with Section 162(m) of the Code at the annual meeting of stockholders held during 2008. No amount shall be paid to any Named Executive under this Plan unless such shareholder approval has been obtained, and if the stockholders fail to approve the Plan all Awards previously made to Named Executives shall be null and void.

     5. Incentive Payment.

     5.1 Formula. Subject to the remaining provisions of this Plan, each Participant shall receive an incentive payment for each Performance Period in the amount determined by the extent to which his Performance Factors have been achieved under the terms of his Award.

     5.2 Limitations.

     (a) Discretionary Increase or Reduction. The Compensation Committee shall retain sole and absolute discretion to increase or reduce the amount of any incentive payment otherwise payable to any Participant under this Plan, but may not increase the payment to any Named Executive for any Performance Period.

     (b) Continued Employment. Except as otherwise provided by the Compensation Committee, no incentive payment under this Plan with respect to a Performance Period shall be paid or owed to a Participant whose employment terminates prior to the last day of such Performance Period. In the event that a Participant dies, becomes permanently disabled, or is terminated by the Company without cause, during the Performance Period, the Compensation Committee may, but shall not be obligated to, provide for the payment of an appropriate portion (as determined by the Compensation Committee in its sole discretion) of such Participant's Award for the Performance Period.

     (c) Maximum Payments. No Participant shall receive a payment under this Plan for any Performance Period in excess of $2,000,000.00.

     6. Benefit Payments.

     6.1 Time and Form of Payments. All payments of Awards pursuant to the Plan shall be made not later than the fifteenth day of the third month following the end of the Performance Period; provided that the Compensation Committee may permit Participants to elect to defer payment of their Awards pursuant to a deferred compensation plan established by the Company that satisfies the requirements of Section 409A of the Code. All such deferral elections shall be made not later than the last day immediately prior to the commencement of the Performance Period, and shall be irrevocable, except as otherwise provided by the terms of such deferred compensation plan and permitted by Section 409A; provided that the Compensation Committee may permit a deferral election to be made either within thirty (30) days after a Participant first becomes eligible to participate in any elective deferred compensation plan of the Company (in which event the election shall apply only to the portion of the Award earned after the date of the election), or not later than six (6) months prior to the end of the Performance Period if the Compensation Committee determines (taking into account the terms of any employment or other agreement that may affect the payment of the Award) that an Award constitutes qualified performance based compensation for purposes of Section 409A.

     6.2 Nontransferability. Except as otherwise determined by the Compensation Committee, no right to any incentive payment hereunder, whether payable in cash, shares or other property, shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that if so determined by the Compensation Committee, a Participant may, in the manner established by the Compensation Committee designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any cash, shares or property hereunder upon the death of the Participant. No right to any incentive payment hereunder may be pledged, attached or otherwise encumbered, and any purported pledge, attachment or encumbrance thereof shall be void and unenforceable against the Company.

     6.3 Tax Withholding. In order to comply with all applicable federal or state income, social security, payroll, withholding or other tax laws or regulations, the Compensation Committee may establish such policy or policies as it deems appropriate with respect to such laws and regulations, including without limitation, the establishment of policies to ensure that all applicable federal or state income, social security, payroll, withholding or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from such Participant.

     7. Amendment and Termination; Adjustments. Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan:

          (a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan, without the approval of the stockholders of the Company, except that no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would violate the rules or regulations of NASDAQ or the National Association of Securities Dealers, Inc. that are applicable to the Company, or cause Awards granted to Named Executives to fail to qualify as qualified performance based compensation for purposes of Section 162(m) of the Code.

          (b) Waivers of Incentive Payment Conditions or Rights. The Compensation Committee may waive any conditions of or rights of the Company under any right to an incentive payment hereunder, prospectively or retroactively.

          (c) Limitation on Amendments to Incentive Payment Rights. Neither the Compensation Committee nor the Company may amend, alter, suspend, discontinue or terminate any rights to an incentive payment, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

          (d) Correction of Defects, Omissions and Inconsistencies. The Compensation Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem desirable to carry the Plan into effect.

     8. Miscellaneous.

     8.1 Effective Date. This Plan shall be deemed effective, subject to shareholder approval, as of the date on which it is approved by the Board of Directors of Littelfuse.

     8.2 Term of the Plan. Unless the Plan shall have been discontinued or terminated, the Plan shall terminate on the fifth anniversary of the date on which it is approved by the stockholders of Littelfuse. No right to receive an incentive payment shall be granted after the termination of the Plan. However, unless otherwise expressly provided in the Plan, any right to receive an incentive payment theretofore granted may extend beyond the termination of the Plan, and the authority of the Board of Directors and Compensation Committee to amend or otherwise administer the Plan shall extend beyond the termination of the Plan.

     8.3 Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     8.4 Applicability to Successors. This Plan shall be binding upon and inure to the benefit of the Company and each Participant, the successors and assigns of the Company, and the beneficiaries, personal representatives and heirs of each Participant. If the Company becomes a party to any merger, consolidation or reorganization, this Plan shall remain in full force and effect as an obligation of the Company or its successors in interest.

     8.5 Employment Rights and Other Benefit Programs. The provisions of this Plan shall not give any Participant any right to be retained in the employment of the Company. In the absence of any specific agreement to the contrary, this Plan shall not affect any right of the Company, or of any affiliate of the Company, to terminate, with or without cause, any Participant's employment at any time. This Plan shall not replace any contract of employment, whether oral or written, between the Company and any Participant, but shall be considered a supplement thereto. This Plan is in addition to, and not in lieu of, any other employee benefit plan or program in which any Participant may be or become eligible to participate by reason of employment with the Company. No compensation or benefit awarded to, or realized by, any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

     8.6 No Trust or Fund Created. This Plan shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any affiliate pursuant to this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company or of any affiliate.

     8.7 Governing Law. The validity, construction and effect of the Plan or any incentive payment payable under the Plan shall be determined in accordance with the laws of the State of Delaware.

     8.8 Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Compensation Committee, materially altering the purpose or intent of the Plan, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan shall remain in full force and effect.

     8.9 Certain Tax Matters. All of the terms and conditions of the Plan shall be interpreted in such a fashion as to qualify all compensation paid to a Named Executive hereunder as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, and so that no payments constitute deferred compensation subject to Section 409A of the Code unless a Participant elects to defer a payment pursuant to a deferred compensation plan.

[LITTELFUSE, INC. LOGO]                                          VOTE BY INTERNET - WWW.PROXYVOTE.COM
                                                                 Use the Internet to transmit your voting instructions
LITTELFUSE, INC.                                                 and for electronic delivery of information up until
800 E. NORTHWEST HIGHWAY                                         11:59 P.M. Eastern Time the day before the meeting
DES PLAINES, IL 60016                                            date. Have your proxy card in hand when you access the
                                                                 web site and follow the instructions to obtain your
                                                                 records and to create an electronic voting instruction
                                                                 form.

                                                                 ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
                                                                 If you would like to reduce the costs incurred by
                                                                 Littelfuse, Inc. in mailing proxy materials, you can
                                                                 consent to receive all future proxy statements, proxy
                                                                 cards and annual reports electronically via e-mail or
                                                                 the Internet. To sign up for electronic delivery,
                                                                 please follow the instructions above to vote using the
                                                                 Internet and, when prompted, indicate that you agree to
                                                                 receive or access stockholder communications
                                                                 electronically in future years.

                                                                 VOTE BY PHONE - 1-800-690-6903
                                                                 Use any touch-tone telephone to transmit your voting
                                                                 instructions up until 11:59 P.M. Eastern Time the day
                                                                 before the meeting date. Have your proxy card in hand
                                                                 when you call and then follow the instructions.

                                                                 VOTE BY MAIL
                                                                 Mark, sign and date your proxy card and return it in
                                                                 the postage-paid envelope we have provided or return it
                                                                 to Littelfuse, Inc., c/o Broadridge, 51 Mercedes Way,
                                                                 Edgewood, NY 11717.











TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                     LTLFS1           KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
====================================================================================================================================
[LITTELFUSE, INC. LOGO]              FOR   WITHHOLD   FOR ALL    To withhold authority to vote for any
                                     ALL     ALL      EXCEPT     individual nominee(s), mark "For All Except"              ------|
                                                                 and write the number(s) of the nominee(s) on                    |
                                                                 the line below.                                                 |
                                                                                                                                 |
VOTE ON DIRECTORS                    [ ]     [ ]        [ ]      ____________________________________________

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE FOR ALL NOMINEES IN PROPOSAL 1.

1.  Election of seven directors:

    NOMINEES:
    01)  T.J. Chung           05)  John E. Major
    02)  John P. Driscoll     06)  William P. Noglows
    03)  Anthony Grillo       07)  Ronald L. Schubel
    04)  Gordon Hunter

VOTE ON PROPOSALS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.
                                                                                                            FOR   AGAINST  ABSTAIN


2.  Approve and ratify the appointment of Ernst & Young LLP as the Company's independent registered
    public accounting firm for the 2008 fiscal year.                                                        [ ]     [ ]      [ ]


3.  Approve the Littelfuse, Inc. 2008 Annual Incentive Plan.                                                [ ]     [ ]      [ ]


The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL
IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion.








Please sign your name exactly as it appears hereon.
When signing as attorney, executor, administrator, trustee or guardian, please add your title as such.
When signing as joint tenant, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

|-----------------------------------------------------|          |-----------------------------------------------------|
|                                            |        |          |                                            |        |
|                                            |        |          |                                            |        |
|-----------------------------------------------------|          |-----------------------------------------------------|
 Signature [PLEASE SIGN WITHIN BOX]           Date                Signature (Joint Owners)                     Date
====================================================================================================================================

                                LITTELFUSE, INC.



                         ANNUAL MEETING OF STOCKHOLDERS


                             FRIDAY, APRIL 25, 2008
                             9:00 A.M. CENTRAL TIME

                           800 EAST NORTHWEST HIGHWAY
                             DES PLAINES, ILLINOIS




          IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 25, 2008: The Notice, the Proxy Statement and the 2007 Annual Report to Stockholders of Littelfuse, Inc. are available at www.proxyvote.com.

--------------------------------------------------------------------------------

                                [LITTELFUSE LOGO]

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 25, 2008


The stockholder(s) hereby appoint(s) Philip G. Franklin and Mary S. Muchoney, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of the ballot, all of the shares of Common Stock of Littelfuse, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Central Time on April 25, 2008, at the Corporate Headquarters, 800 East Northwest Highway, Des Plaines, Illinois, and any adjournment or postponement thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE AND FOR EACH PROPOSAL.


          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                       USING THE ENCLOSED REPLY ENVELOPE



                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE